EXHIBIT 99.2

COLONIAL PROPERTIES TRUST

Supplemental

Financial Highlights

2nd Quarter 2007

NYSE: CLP

Colonial Properties Trust
TABLE OF CONTENTS

Overview and Contact Information	3
1. Financial Highlights	4
2. Quarterly Earnings Announcement and Financial Statements
Consolidated Statements of Income	5
Funds from Operations (FFO) Reconciliation / Shares	6
Balance Sheet	7
3. Multifamily
Portfolio Statistics	8
Components of Net Operating Income (NOI)	9
Capitalized Expenses and Maintenance Expenses	9
Same Property Comparisons	10
4. Joint Ventures
Operating Data / Balance Sheet Data	13
Investment Summary	14
Three Month and Six Month Income Summary	15
Operational Statistics	17
5. For-Sale Residential Activities	18
6. Consolidated Data
Development Pipeline	19
Significant Property Acquisitions and Dispositions	20
Debt Summary/Coverage Ratios/Covenants/Market Capitalization	21
Supplemental Data / Investment Activities	23
7. Corporate Reconciliations
Revenues / Expenses / NOI	24
NOI from Discontinued Operations/EBITDA	26
SEC Coverage Ratios	27
8. Appendix
Multifamily Portfolio Occupancy Listing	28
Office Portfolio Occupancy Listing	33
Retail Portfolio Occupancy Listing	36
Unconsolidated Joint Venture Summary	39
9. Glossary of Terms	41
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this supplemental package may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; volatility of for-sale residential markets; our ability to successfully close previously announced transactions; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which discuss these and other factors that could adversely affect the Company’s results.

2Q07	- 2 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a multifamily focused real estate investment trust (REIT) with diversified management and development capabilities in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development. Our history of managing and developing both multifamily and commercial assets makes Colonial Properties ideally suited for the country’s hottest trend: mixed-use.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
     Achieve Consistent Long-term Performance through:
–	Owning a multifamily focused portfolio

–	Managing multifamily, office, retail and mixed-use properties

–	Investing in high growth Sunbelt cities

–	Achieving operating excellence

–	Emphasizing mixed-use development

–	Pursuing strategic acquisition, disposition and development opportunities

–	Delivering additional income from the taxable REIT subsidiary (TRS)

–	Ensuring a strong balance sheet

CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Jerry Brewer
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	800-645-3917
205-250-8700	704-552-8538 — fax
205-250-8890 — fax

www.colonialprop.com	To receive an Investor Package, please contact:
800-645-3917
704-643-7970
TRANSFER AGENT

Computershare	The Company’s Transfer Agent manages all activities for
P.O. Box 43010	registered shareholders including basic account updates,
Providence, RI 02940-3010	initial share purchases, dividend reinvestments, share
Investor Relations: 800-730-6001	transfers and sales as well as optional cash investments.
www.computershare.com
EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
BMO Capital Markets	Rich Anderson	212-885-4180
Cantor Fitzgerald	Philip Martin	312-469-7485
Citigroup Smith Barney	Jon Litt / Craig Melcher	212-816-0231 / 212-816-1909
Green Street Advisors	Craig Leupold	949-640-8780
Merrill Lynch	Bill Acheson / David Bragg	212-449-1920 / 212-449-8922
Morgan Keegan	Napoleon Overton / Troy Garner	901-579-4865 / 901-531-3397
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Stifel Nicolaus	Rod Petrick	410-454-4131
UBS	Alex Goldfarb	212-713-8602
GUIDANCE

	FYE 2007 Range(1)
Diluted Earnings per Share	$7.55	$7.85
Plus: Real Estate Depreciation & Amortization	2.75	2.75
Less: Gain on Sale of Assets	(8.05)	(8.25)

Diluted Funds from Operations per Share (including transaction related and other charges)	$2.25	$2.35

Transaction related and other charges	0.35	0.35

Diluted Funds from Operations per Share (excluding transaction related and other charges)(1)	$2.60	$2.70

(1)	Excludes transaction related and other charges of $0.32 EPS and FFOPS reflected in the second quarter and an anticipated $0.03 to be recorded in the fourth quarter. For reconciliation of FFO, see page 6.

2Q07	- 3 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
Second Quarter 2007
FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)

	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006
Total property revenues (1)	$121,051	$133,081	$246,805	$267,660

Multifamily property revenues (1)	75,778	72,688	149,696	145,890
Multifamily property NOI (1)	45,617	43,826	89,706	87,592

Management & leasing fee revenues	5,312	4,592	8,549	8,700

EBITDA (2)	74,969	100,793	161,401	196,336

Net income
Per share — basic	6.55	0.63	7.26	0.75
Per share — diluted	6.46	0.62	7.16	0.74

Funds from operations
Per share — basic	0.36	0.89	1.13	1.71
Per share — diluted	0.35	0.88	1.12	1.69
Per share — diluted (excluding transaction related and other charges)(3)	0.67	0.88	1.44	1.69

Dividends per share (4)	0.68	0.68	1.36	1.36

Dividends/EPS (diluted) payout ratio	10.5%	109.7%	19.0%	183.8%
Dividends/FFO (diluted) payout ratio	194.3%	77.3%	121.4%	80.5%
Dividends/FFO (diluted) payout ratio (excluding transaction related and other charges)(3)	101.5%	77.3%	94.4%	80.5%

Consolidated interest expense (1)	$26,573	$31,341	$54,483	$63,748
Consolidated interest income (1)	2,095	2,412	4,229	3,951

Net interest expensed (1)	24,478	28,929	50,254	59,797

Pro-rata share of joint venture interest expense	5,621	5,965	10,862	11,596

Principal amortization	968	1,467	2,556	3,111
Preferred dividends & distributions	5,683	7,518	11,986	15,429

Interest coverage ratio	2.3x	2.7x	2.5x	2.6x
Fixed charge coverage ratio	1.9x	2.2x	2.0x	2.1x
Fixed charge w/capitalized interest ratio	1.6x	2.0x	1.7x	1.9x

Multifamily same property NOI Increase (5)	5.0%	5.4%	5.1%	6.6%
(# of apartment homes included)	24,732	27,604	24,732	27,604

	As of	As of
	6/30/2007	12/31/2006
Total assets	$3,503,112	$4,431,777
Total debt	$1,851,464	$2,397,906
Common shares and units, outstanding end of period	57,139	56,724
Share price, end of period (6)	$36.45	$46.88
Preferred shares and units, end of period (7)	$225,000	$329,760
Book equity value, end of period (8)	$1,516,720	$1,883,111
Market equity value, end of period (8)	$2,082,717	$2,659,221

Debt to total market capitalization ratio (9)	44.5%	44.5%

Unencumbered real estate assets (at cost) to unsecured debt ratio	198.1%	187.3%

(1)	Represents consolidated properties including amounts classified as discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see pages 24 and 25.

(2)	For a reconciliation of EBITDA, see page 26.

(3)	For a reconciliation of FFO, see page 6.

(4)	Dividends paid during the three and six months ended June 30, 2007 excludes special dividend of $10.75 per share.

(5)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2006, as adjusted for dispositions during the year.

(6)	Stock price as of June 30, 2007 includes effect of special dividend of $10.75 per share, which was paid on June 27, 2007.

(7)	The Company redeemed all remaining outstanding Series E Preferred shares during the three months ended June 30, 2007.

(8)	Includes common shares and units.

(9)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

2Q07	- 4 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2007
CONSOLIDATED STATEMENTS OF INCOME
($ in 000s, except per share data)

	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006
Revenue
Minimum Rent	$96,291	$93,464	$196,327	$186,726
Tenant Recoveries	4,430	5,600	9,664	11,652
Other Property Related Revenue	10,112	7,943	18,517	14,597
Construction Revenues	8,068	7,785	20,853	19,925
Other Non-Property Related Revenue	5,312	4,592	8,549	8,700

Total Revenue	124,213	119,384	253,910	241,600

Operating Expenses
Operating Expenses:
Property Operating Expenses	27,483	25,473	54,742	49,919
Taxes, Licenses, and Insurance	12,974	12,173	26,651	24,664

Total Property Operating Expenses	40,457	37,646	81,393	74,583

Construction Expenses	7,495	7,657	19,866	19,026
Property Management Expenses	3,958	2,831	7,448	6,542
General and Administrative Expenses	7,814	4,483	13,929	9,746
Management Fee and Other Expenses	4,218	3,453	7,161	5,993
Restructuring Charges	1,528	—	1,528	—
Depreciation	31,806	31,789	65,920	64,985
Amortization	3,182	3,329	8,906	9,038

Total Operating Expenses	100,458	91,188	206,151	189,913

Income from Operations	23,755	28,196	47,759	51,687

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(28,445)	(30,326)	(57,109)	(61,507)
Losses on Retirement of Debt	(12,490)	—	(12,556)	(628)
Interest Income	2,093	2,405	4,225	3,936
Income (Loss) from Partially-Owned Investments	(2,090)	(1,433)	4,723	(2,005)
Gain on Hedging Activities	352	87	345	2,551
Gain on Sale of Property, net of income taxes of $357 (Q2) and $1,104 (YTD) in 2007 and $807 (Q2) and $1,320 (YTD) in 2006	289,563	30,760	290,888	38,092
Other	(291)	(350)	(519)	(1,146)

Total Other Income (Expense)	248,692	1,143	229,997	(20,707)

Income before Minority Interest & Discontinued Operations	272,447	29,339	277,756	30,980

Minority Interest
Minority Interest of Limited Partners	81	229	225	76
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	(3,625)	(3,625)
Minority Interest in CRLP — Common	2,132	(3,818)	2,305	(2,598)

Total Minority Interest	400	(5,402)	(1,095)	(6,147)

Income from Continuing Operations	272,847	23,937	276,661	24,833

Discontinued Operations
Income from Discontinued Operations	2,683	8,234	7,909	13,388
Gain on Disposal of Discontinued Operations, net of income taxes of $156 (Q2) and $1,684 (YTD) in 2007 and $3,321 (Q2) and $4,590 (YTD) in 2006	39,336	8,537	74,137	17,737
Minority Interest in CRLP — Common	(7,701)	(2,856)	(15,141)	(5,462)
Minority Interest of Limited Partners	(31)	(1,728)	(73)	(2,674)

Income from Discontinued Operations	34,287	12,187	66,832	22,989

Net Income	307,134	36,124	343,493	47,822

Dividends to Preferred Shareholders	(3,870)	(5,705)	(8,361)	(11,804)
Preferred Share Issuance Costs	(330)	(1,924)	(330)	(2,083)

Net Income Available to Common Shareholders	$302,934	$28,495	$334,802	$33,935

Earnings per Share — Basic
Continuing Operations	$5.81	$0.36	$5.81	$0.24
Discontinued Operations	0.74	0.27	1.45	0.51

EPS — Basic	$6.55	$0.63	$7.26	$0.75

Earnings per Share — Diluted
Continuing Operations	$5.73	$0.35	$5.73	$0.24
Discontinued Operations	0.73	0.27	1.43	0.50

EPS — Diluted	$6.46	$0.62	$7.16	$0.74

2Q07	- 5 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2007
SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)

	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006
Net Income Available to Common Shareholders	$302,934	$28,495	$334,802	$33,935
Minority Interest in CRLP (Operating Ptr Unitholders)	5,569	6,674	12,836	8,059
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	(82)	1,506	(224)	2,641

Total	308,421	36,675	347,414	44,635

Adjustments — Consolidated Properties
Depreciation — Real Estate	31,591	36,829	65,991	76,360
Amortization — Real Estate	2,979	3,758	8,678	11,587
Remove: Gain/(Loss) on Sale of Property, net of Income Tax	(328,899)	(39,297)	(365,025)	(55,829)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest	887	7,052	5,140	9,623

Total Adjustments — Consolidated	(293,442)	8,342	(285,216)	41,741

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	3,717	3,979	7,399	7,410
Amortization — Real Estate	1,587	1,673	3,054	2,880
Remove: Gain/(Loss) on Sale of Property	(73)	(960)	(8,554)	(1,200)

Total Adjustments — Unconsolidated	5,231	4,692	1,899	9,090

Funds from Operations	$20,210	$49,709	$64,097	$95,466

Transaction related and other charges:
Debt prepayment penalties	$29,208	$—	$29,208	$—
Mark-to-Market intangible and debt cost write-offs	(16,443)	—	(16,443)	—
Restructuring charges	1,528	—	1,528	—
Initiation of pension plan termination	1,400	—	1,400	—
Impairment charge on retail asset	2,500	—	2,500	—

FFO (excluding transaction related and other charges) (1)	$38,403	$49,709	$82,290	$95,466

FFO per Share
Basic	$0.36	$0.89	$1.13	$1.71
Diluted	$0.35	$0.88	$1.12	$1.69
Diluted (excluding transaction related and other charges) (1)	$0.67	$0.88	$1.44	$1.69

(1)	Includes an $18.2 million, or $0.32 per share, impact from items related to the Company’s strategic transactions that occurred in the second quarter of 2007. The transaction related and other charges are as follows: $12.8 million related to loss of retirement of debt (which includes $0.3 million related to debt cost write-off included in Interest Expense and Debt Cost Amortization on the Company’s Income Statement), $1.5 million of restructuring charges, $1.4 million related to the initiation of the pension plan termination and $2.5 due to an asset impairment charge related to a retail asset. The Company has presented FFO excluding transaction related and other charges due to the significance and nature of such charges. Each of these charges relate to the Company’s change in strategy and were incurred during the three months ended June 30, 2007.

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)

	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006
Basic
Shares	46,222	45,424	46,094	45,203
Operating Partnership Units (OP Units)	10,484	10,693	10,531	10,778

Total Shares & OP Units	56,706	56,117	56,625	55,981

Dilutive Common Share Equivalents	653	473	640	485

Diluted
Shares	46,875	45,897	46,734	45,688
Total Shares & OP Units	57,359	56,590	57,265	56,466

2Q07	- 6 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2007
BALANCE SHEET
($ in 000s)

	As of	As of
	6/30/2007	12/31/2006
ASSETS
Real Estate Assets
Operating Properties	$2,624,623	$3,601,883
Undeveloped Land & Construction in Progress	515,653	434,196

Total Real Estate, before Depreciation	3,140,276	4,036,079

Less: Accumulated Depreciation	(280,535)	(420,374)
Real Estate Assets Held for Sale, net	189,349	381,445

Net Real Estate Assets	3,049,090	3,997,150

Cash and Equivalents	186,246	87,647
Restricted Cash	10,518	15,907
Accounts Receivable, net	29,961	26,138
Notes Receivable	36,356	61,269
Prepaid Expenses	14,374	19,519
Deferred Debt and Lease Costs	16,878	42,258
Investment in Unconsolidated Subsidiaries	123,308	92,892
Other Assets	36,381	88,997

Total Assets	$3,503,112	$4,431,777

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$27,000	$185,000
Notes and Mortgages Payable	1,777,464	2,165,884
Mortages Payable Related to Real Estate Assets Held for Sale	47,000	47,022

Total Long-Term Liabilities	1,851,464	2,397,906

Other Liabilities	134,928	150,760

Total Liabilities	1,986,392	2,548,666

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	3,356	7,406

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	—	104,760

Total Preferred Shares and Units, at Liquidation Value	225,000	329,760

Common Equity, including Minority Interest in Operating Partnership	1,288,364	1,545,945

Total Equity, including Minority Interest	1,516,720	1,883,111

Total Liabilities and Equity	$3,503,112	$4,431,777

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)

	As of	As of
	6/30/2007	12/31/2006
Basic
Shares	46,919	46,145
Operating Partnership Units (OP Units)	10,220	10,579

Total Shares & OP Units	57,139	56,724

Dilutive Common Share Equivalents	640	536

Diluted
Shares	47,559	46,681
Total Shares & OP Units	57,779	57,260

2Q07	- 7 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Second Quarter 2007
COMMUNITY PORTFOLIO AT JUNE 30, 2007 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Under
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Development	Total

Atlanta	1,857	1,424	3,281	72	3,353	—	3,353	—	3,353
Austin	1,232	678	1,910	56	1,966	84	2,050	676	2,726
Birmingham	1,262	—	1,262	271	1,533	—	1,533	—	1,533
Charleston	1,314	264	1,578	—	1,578	—	1,578	—	1,578
Charlotte	3,180	496	3,676	68	3,744	—	3,744	834	4,578
Dallas	2,284	426	2,710	32	2,742	—	2,742	—	2,742
Fort Worth	1,684	886	2,570	65	2,635	—	2,635	—	2,635
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	2,252	—	2,252	—	2,252	—	2,252	600	2,852
Phoenix	—	952	952	—	952	—	952	439	1,391
Raleigh	1,978	—	1,978	138	2,116	—	2,116	365	2,481
Richmond	1,696	—	1,696	—	1,696	—	1,696	—	1,696
Savannah	837	312	1,149	—	1,149	—	1,149	288	1,437
Other	4,320	—	4,320	301	4,621	—	4,621	947	5,568

Total Portfolio	24,732	5,438	30,170	1,002	31,172	84	31,256	4,149	35,405
(1) Joint venture units shown represents the Company’s pro-rata share of total units.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)

		Total NOI
	Same Property	Incl. JVs at	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
	Communities	Pro Rata % (4)	2007	2007	2006	2006	2006

Atlanta	8.7%	12.0%	95.9%	96.7%	94.7%	95.4%	96.6%
Austin	4.4%	6.0%	96.9%	97.4%	96.7%	96.5%	97.1%
Birmingham	4.5%	4.3%	97.0%	96.6%	94.6%	96.2%	97.1%
Charleston	5.5%	5.4%	97.1%	95.9%	96.5%	97.8%	97.6%
Charlotte	11.3%	10.7%	95.0%	94.8%	94.4%	95.4%	95.2%
Dallas	7.0%	6.9%	95.8%	96.7%	96.2%	97.3%	96.4%
Fort Worth	5.3%	7.0%	96.7%	96.5%	96.9%	96.7%	95.0%
Huntsville	3.6%	2.9%	97.4%	94.1%	95.6%	97.0%	96.7%
Orlando	12.5%	10.0%	98.3%	97.3%	95.9%	96.8%	96.7%
Phoenix	N/A	3.7%	81.6%	87.9%	95.6%	93.3%	N/A
Raleigh	7.4%	6.2%	95.0%	94.6%	95.9%	95.1%	93.8%
Richmond	7.4%	5.9%	96.8%	96.9%	96.1%	94.0%	93.8%
Savannah	3.5%	3.2%	96.1%	95.9%	97.3%	98.0%	96.4%
Other	18.9%	15.8%	96.3%	96.8%	95.7%	96.3%	96.4%

Total Portfolio	100.0%	100.0%	95.9%	96.0%	95.7%	96.1%	95.9%

(2)	For the GAAP reconciliation of revenues, expenses and NOI. See page 24 and 25.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 28.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

2Q07	- 8 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Second Quarter 2007
($ in 000s, except property data amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2007	6/30/2006	Change	6/30/2007	6/30/2006	Change

Property Revenues
Same Property Communities	24,732	$59,809	$56,833	$2,976	$117,839	$112,274	$5,565
Non-Same Property Communities	5,438	13,264	1,666	11,598	25,092	1,843	23,249
Joint Venture Communities(2)	1,002	2,315	1,818	497	4,407	3,394	1,013
Development and Lease Up Communities	4,233	148	2	147	247	2	245
Dispositions / Other	—	2,901	17,111	(14,211)	7,341	37,886	(30,545)

Total Property Revenues	35,405	$78,437	$77,430	$1,007	$154,927	$155,399	$(472)

Property Expenses
Same Property Communities	24,732	$22,835	$21,613	$1,222	$45,182	$43,125	$2,057
Non-Same Property Communities	5,438	5,110	734	4,376	9,758	932	8,827
Joint Venture Communities(2)	1,002	1,097	822	276	2,097	1,519	578
Development and Lease Up Communities	4,233	235	19	216	359	19	340
Dispositions / Other	—	2,248	7,629	(5,381)	5,464	16,484	(11,020)

Total Property Expenses	35,405	$31,525	$30,816	$709	$62,860	$62,078	$782

Property Net Operating Income
Same Property Communities	24,732	$36,975	$35,220	$1,754	$72,657	$69,149	$3,508
Non-Same Property Communities	5,438	8,154	933	7,221	15,334	911	14,423
Joint Venture Communities(2)	1,002	1,217	996	221	2,310	1,875	435
Development and Lease Up Communities	4,233	(87)	(17)	(69)	(112)	(17)	(94)
Dispositions / Other	—	653	9,483	(8,830)	1,878	21,402	(19,525)

Total Property Net Operating Income	35,405	$46,912	$46,614	$298	$92,067	$93,320	$(1,254)

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(2)	Includes the Company’s pro-rata share of revenues, expenses and NOI from partially-owned unconsolidated communities.
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2007	6/30/2006	Change	6/30/2007	6/30/2006	Change
Capitalized Expenses
Same Property Communities	24,732	$5,638	$6,933	(1,295)	$9,217	$8,555	$662
Non-Same Property Communities	5,438	431	—	431	387	159	228
Joint Venture Communities	1,002	345	153	192	524	157	367
Development and Lease Up Communities	4,233	—	2	(2)	—	2	(2)
Dispositions / Other	—	324	1,654	(1,330)	670	2,118	(1,448)

Total Property Capitalized Expenses	35,405	$6,738	$8,741	$(2,003)	$10,798	$10,991	$(193)

Capitalized Expenses per Unit
Same Property Communities	24,732	$228	$280	$(52)	$373	$346	$27
Non-Same Property Communities	5,438	79	—	79	71	28	43
Joint Venture Communities	1,002	344	152	192	523	157	366

Total Per Unit	31,172	$216	$280	$(64)	$346	$353	$(6)

2Q07	- 9 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Second Quarter Comparisons
Second Quarter 2007
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED JUNE 30, 2007

		Revenues			Expenses			NOI
	2Q07	2Q06	% Chg	2Q07	2Q06	% Chg	2Q07	2Q06	% Chg

Atlanta	$5,286	$4,957	6.7%	$2,061	$1,693	21.7%	$3,225	$3,263	(1.2%)
Austin	2,786	2,601	7.1%	1,171	1,287	-9.0%	1,615	1,314	22.9%
Birmingham	2,795	2,772	0.8%	1,135	1,061	7.0%	1,660	1,711	(3.0%)
Charleston	3,174	2,975	6.7%	1,128	1,218	-7.3%	2,046	1,757	16.4%
Charlotte	6,911	6,278	10.1%	2,738	2,450	11.8%	4,173	3,829	9.0%
Dallas	4,753	4,723	0.6%	2,154	2,235	-3.7%	2,599	2,488	4.5%
Fort Worth	3,493	3,354	4.1%	1,526	1,621	-5.8%	1,967	1,733	13.5%
Huntsville	1,982	1,923	3.1%	646	631	2.4%	1,336	1,292	3.4%
Orlando	7,048	6,913	1.9%	2,430	2,305	5.4%	4,617	4,608	0.2%
Raleigh	4,489	4,231	6.1%	1,750	1,587	10.2%	2,740	2,644	3.6%
Richmond	4,201	3,881	8.2%	1,483	1,261	17.6%	2,718	2,620	3.7%
Savannah	2,150	2,072	3.7%	849	810	4.8%	1,300	1,262	3.1%
Other	10,742	10,151	5.8%	3,763	3,453	9.0%	6,979	6,698	4.2%

Total Same Property(1)	$59,809	$56,833	5.2%	$22,835	$21,613	5.7%	$36,975	$35,220	5.0%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2Q07	2Q06	% Chg	2Q07	2Q06	% Chg

Atlanta	1,857	8.7%	96.7%	97.0%	(0.3%)	$888	$858	3.4%
Austin	1,232	4.4%	97.1%	97.1%	0.0%	685	658	4.0%
Birmingham	1,262	4.5%	97.2%	97.5%	(0.3%)	707	705	0.2%
Charleston	1,314	5.5%	97.7%	97.6%	0.1%	735	688	6.7%
Charlotte	3,180	11.3%	95.3%	95.1%	0.2%	679	656	3.4%
Dallas	2,284	7.0%	95.9%	96.4%	(0.5%)	673	660	2.0%
Fort Worth	1,684	5.3%	97.1%	94.9%	2.2%	654	636	2.8%
Huntsville	836	3.6%	97.4%	96.7%	0.7%	733	696	5.4%
Orlando	2,252	12.5%	98.3%	96.7%	1.6%	983	980	0.3%
Raleigh	1,978	7.4%	94.7%	93.9%	0.8%	712	705	0.9%
Richmond	1,696	7.4%	96.8%	93.8%	3.0%	782	745	5.0%
Savannah	837	3.5%	96.4%	96.4%	0.0%	816	760	7.5%
Other	4,320	18.9%	96.3%	96.4%	(0.1%)	784	749	4.7%

Total Same Property(1)	24,732	100.0%	96.5%	96.0%	0.5%	$759	$735	3.3%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2006, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

2Q07	- 10 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Year to Date Comparisons
Second Quarter 2007
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE SIX MONTHS ENDED JUNE 30, 2007

	Revenues			Expenses			NOI
	2007	2006	% Chg	2007	2006	% Chg	2007	2006	% Chg

Atlanta	$10,326	$9,804	5.3%	$3,918	$3,383	15.8%	$6,409	$6,420	(0.2%)
Austin	5,487	5,104	7.5%	2,476	2,545	-2.7%	3,011	2,559	17.6%
Birmingham	5,469	5,469	0.0%	2,251	2,035	10.6%	3,218	3,434	(6.3%)
Charleston	6,169	5,764	7.0%	2,205	2,335	-5.5%	3,963	3,430	15.6%
Charlotte	13,583	12,486	8.8%	5,338	4,908	8.8%	8,244	7,578	8.8%
Dallas	9,537	9,354	2.0%	4,300	4,498	-4.4%	5,237	4,856	7.9%
Fort Worth	6,961	6,690	4.1%	3,181	3,224	-1.3%	3,780	3,466	9.1%
Huntsville	3,925	3,774	4.0%	1,443	1,262	14.4%	2,481	2,511	(1.2%)
Orlando	14,029	13,642	2.8%	4,859	4,486	8.3%	9,170	9,156	0.2%
Raleigh	8,855	8,316	6.5%	3,404	3,161	7.7%	5,451	5,155	5.7%
Richmond	8,191	7,750	5.7%	2,918	2,708	7.7%	5,273	5,042	4.6%
Savannah	4,264	4,017	6.2%	1,589	1,570	1.2%	2,675	2,447	9.3%
Other	21,044	20,105	4.7%	7,300	7,010	4.1%	13,744	13,095	5.0%

Total Same Property (1)	$117,839	$112,274	5.0%	$45,182	$43,125	4.8%	$72,657	$69,149	5.1%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2007	2006	% Chg	2007	2006	% Chg

Atlanta	1,857	8.8%	96.7%	97.0%	(0.3%)	$883	$855	3.3%
Austin	1,232	4.1%	97.1%	97.1%	0.0%	677	659	2.7%
Birmingham	1,262	4.4%	97.2%	97.5%	(0.3%)	703	712	(1.2%)
Charleston	1,314	5.5%	97.7%	97.6%	0.1%	729	687	6.1%
Charlotte	3,180	11.3%	95.3%	95.1%	0.2%	679	653	4.0%
Dallas	2,284	7.2%	95.9%	96.4%	(0.5%)	673	684	(1.5%)
Fort Worth	1,684	5.2%	97.1%	94.9%	2.2%	650	635	2.3%
Huntsville	836	3.4%	97.4%	96.7%	0.7%	734	692	6.0%
Orlando	2,252	12.6%	98.3%	96.7%	1.6%	992	960	3.3%
Raleigh	1,978	7.5%	94.7%	93.9%	0.9%	710	703	1.0%
Richmond	1,696	7.3%	96.8%	93.8%	3.1%	775	741	4.5%
Savannah	837	3.7%	96.4%	96.4%	0.0%	818	753	8.6%
Other	4,320	18.9%	96.3%	96.4%	(0.0%)	777	745	4.2%

Total Same Property (1)	24,732	100.0%	96.5%	96.0%	0.5%	$757	$734	3.1%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2006, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

2Q07	- 11 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Second Quarter 2007
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

	Revenues			Expenses			NOI
	2Q07	1Q07	% Chg	2Q07	1Q07	% Chg	2Q07	1Q07	% Chg

Atlanta	$5,286	$5,040	4.9%	$2,061	$1,856	11.1%	$3,225	$3,184	1.3%
Austin	2,786	2,700	3.2%	1,171	1,304	-10.2%	1,615	1,396	15.7%
Birmingham	2,795	2,674	4.5%	1,135	1,116	1.7%	1,660	1,558	6.5%
Charleston	3,174	2,995	6.0%	1,128	1,077	4.7%	2,046	1,918	6.7%
Charlotte	6,911	6,672	3.6%	2,738	2,600	5.3%	4,173	4,072	2.5%
Dallas	4,753	4,785	-0.7%	2,154	2,147	0.3%	2,599	2,638	(1.5%)
Fort Worth	3,493	3,468	0.7%	1,526	1,655	-7.8%	1,967	1,814	8.4%
Huntsville	1,982	1,942	2.0%	646	797	-18.9%	1,336	1,145	16.7%
Orlando	7,048	6,982	0.9%	2,430	2,429	0.0%	4,617	4,553	1.4%
Raleigh	4,489	4,365	2.8%	1,750	1,654	5.8%	2,740	2,711	1.1%
Richmond	4,201	3,990	5.3%	1,483	1,435	3.3%	2,718	2,555	6.4%
Savannah	2,150	2,114	1.7%	849	739	14.9%	1,300	1,375	(5.4%)
Other	10,742	10,303	4.3%	3,763	3,538	6.3%	6,979	6,765	3.2%

Total Same Property (1)	$59,809	$58,029	3.1%	$22,835	$22,347	2.2%	$36,975	$35,682	3.6%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2Q07	1Q07	% Chg	2Q07	1Q07	% Chg

Atlanta	1,857	8.7%	96.7%	97.4%	(0.7%)	$888	$878	1.1%
Austin	1,232	4.4%	97.1%	97.2%	(0.1%)	685	669	2.3%
Birmingham	1,262	4.5%	97.2%	96.8%	0.4%	707	699	1.1%
Charleston	1,314	5.5%	97.7%	96.7%	1.0%	735	723	1.7%
Charlotte	3,180	11.3%	95.3%	94.9%	0.4%	679	680	(0.2%)
Dallas	2,284	7.0%	95.9%	96.9%	(1.0%)	673	674	(0.1%)
Fort Worth	1,684	5.3%	97.1%	97.1%	0.0%	654	646	1.2%
Huntsville	836	3.6%	97.4%	94.1%	3.3%	733	735	(0.2%)
Orlando	2,252	12.5%	98.3%	97.3%	1.0%	983	1,001	(1.8%)
Raleigh	1,978	7.4%	94.7%	94.6%	0.1%	712	708	0.5%
Richmond	1,696	7.4%	96.8%	96.9%	(0.1%)	782	768	1.8%
Savannah	837	3.5%	96.4%	95.9%	0.5%	816	819	(0.3%)
Other	4,320	18.9%	96.3%	96.8%	(0.5%)	784	770	1.9%

Total Same Property (1)	24,732	100.0%	96.5%	96.4%	0.1%	$759	$754	0.6%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2006, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

2Q07	- 12 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Joint Venture Operations

	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2007
OPERATING DATA (1)

Property Revenues
Rental revenues	$14,278	$15,812	$27,689	$30,881
Other property revenues	701	898	1,391	2,016

Total property revenues	14,979	16,710	29,080	32,897

Property Expenses
Property operating and maintenance	4,064	4,683	7,681	8,967
Taxes, license and insurance	1,867	2,003	3,720	3,837

Total property expenses	5,931	6,686	11,401	12,804

Net Operating Income (NOI)	9,048	10,024	17,679	20,093

Other Income (Expenses)
Interest, net	(5,745)	(6,149)	(11,125)	(11,976)
Depreciation and amortization (2)	(5,164)	(6,137)	(10,916)	(10,570)
Other	(190)	(131)	(172)	(512)

Total other expenses	(11,099)	(12,417)	(22,213)	(23,058)

Gain on sale of properties, net	(39)	960	9,257	960

Equity in income (loss) of joint ventures	$(2,090)	$(1,433)	$4,723	$(2,005)

	As of
	6/30/2007	12/31/2006
BALANCE SHEET DATA (3)
Real estate assets, net	$3,908,337	$2,509,516
Other assets, net	291,921	274,413

Total assets	4,200,258	2,783,929

Notes payable	2,816,316	2,107,048
Notes payable to Colonial	22,058	15,390
Other liabilities	71,732	48,926

Total liabilities	2,910,106	2,171,364

Member’s equity	1,290,152	612,565

Total liabilities and member’s equity	$4,200,258	$2,783,929

Colonial’s equity investment (4)	$123,308	$92,892
Colonial’s pro-rata share of debt	$461,042	$367,210

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	Includes distributions in excess of investment balance for certain joint ventures.

2Q07	- 13 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of June 30, 2007
(in thousands)

								Average
			Gross		Mortgages	Weighted	Weighted	Remaining
	Number of	Total	Investment in	Other Assets	and Notes	Ownership	Average	Term (in		% Variable
Venture	Properties	Units/GLA	Real Estate (1)	(Liabilities) (1)	Payable (1)	Interest	Interest Rate	months)	% Fixed Rate	Rate
MULTIFAMILY
CMS	5	1,576	$96,569	$5,733	$87,580	21%	6.06%	66	100.00%	—
DRA	6	2,034	142,140	3,353	96,007	15%	4.85%	28	100.00%	—
Development	3	683	68,564	1,214	25,283	30%	6.75%	20	—	100.00%
Other	9	2,361	215,809	9,911	158,091	16%	5.65%	89	100.00%	—

Total Multifamily	23	6,654	$523,082	$20,211	$366,961

OFFICE
DRA/CRT (2)	23	8,999	1,483,030	122,891	1,081,904	15%	5.97%	32	66.63%	33.37%
DRA/CLP (3)(4)	61	6,931	1,137,036	11,061	603,227	15%	5.61%	82	100.00%	—
UBS/CLP Mansell	2	688	149,904	3,891	92,690	15%	6.15%	109	100.00%	—
Other	1	32	2,813	28	1,183	33%	8.10%	91	100.00%	—

Total Office	87	16,650	$2,772,783	$137,871	$1,779,004

RETAIL
GPT (5)	6	3,876	370,700	37,905	322,994	10%	5.72%	72	74.62%	25.38%
OZRE (3)(6)	11	2,591	361,868	3,620	192,152	15%	6.31%	83	100.00%	—
Parkway Place	1	636	90,928	2,729	58,595	45%	6.32%	11	—	100.00%
Turkey Creek	1	477	76,299	4,462	65,000	50%	6.03%	110	100.00%	—
Development	1	194	17,844	1,077	14,845	50%	6.52%	29	—	100.00%
Other	2	492	32,970	1,040	16,765	13%	5.94%	66	100.00%	—

Total Retail	22	8,266	$950,609	$50,833	$670,351

	132	31,570	$4,246,474	$208,915	$2,816,316

(1)	Represents assets and liabilities at 100%.

(2)
As of June 30, 2007, this joint venture included 19 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)
During June 2007, the Company sold approximately 69.8% of the joint ventures’ interests to DRA and OZRE, and retained 15% of the joint ventures’ interests. The remaining joint venture interests are held by certain limited partners of CRLP or the respective JV partner (DRA or OZRE).

(4)
As of June 30, 2007, this joint venture included 24 office properties and 2 retail properties located in Birmingham and Huntsville, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)
As of June 30, 2007, this joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina.

(6)	As of June 30, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
For a detailed schedule of partially-owned unconsolidated assets, see page 39.

2Q07	- 14 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended June 30, 2007
(in thousands)

	Total	Operating	Net Operating		Other (Income)		Depreciation &		Colonial Share of
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	Gain on Sale	Amortization	Net Income	Net Income (1)
MULTIFAMILY
CMS	$3,717	$1,778	$1,939	$1,394	$(5)	$10	$898	$(338)	$(92)
DRA	4,025	1,824	2,201	1,071	(8)	—	768	370	63
Development	578	443	135	717	(4)	—	—	(578)	(145)
Other	6,588	3,603	2,985	2,439	(18)	—	2,948	(2,384)	(348)

Total Multifamily	$14,908	$7,648	$7,260	$5,621	$(35)	$10	$4,614	$(2,930)	$(523)

OFFICE
DRA/CRT (2)	45,085	19,495	25,590	17,188	1,166	(277)	15,726	(8,767)	(1,226)
DRA/CLP (3)(4)	6,594	2,323	4,271	1,703	—	—	2,625	(57)	83
UBS/CLP Mansell	3,996	1,267	2,729	1,426	(21)	—	2,444	(1,120)	(124)
Other	131	81	50	25	—	—	14	11	19

Total Office	$55,806	$23,166	$32,640	$20,342	$1,145	$(277)	$20,809	$(9,933)	$(1,248)

RETAIL
GPT (5)	11,854	4,441	7,413	4,931	(50)	—	5,514	(2,982)	(198)
OZRE (3)(6)	1,165	228	937	343	—	—	402	192	49
Parkway Place	2,574	853	1,721	1,414	—	—	759	(452)	(200)
Turkey Creek	2,442	688	1,754	994	(7)	—	872	(105)	(54)
Development	—	—	—	(23)	(12)	—	—	35	18
Other	1,016	291	725	255	(1)	—	190	281	66

Total Retail	$19,051	$6,501	$12,550	$7,914	$(70)	$—	$7,737	$(3,031)	$(319)

	$89,765	$37,315	$52,450	$33,877	$1,040	$(267)	$33,160	$(15,894)	$(2,090)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 39.

(1)	Includes amortization of excess basis differences and management fee eliminations for certain joint ventures

(2)
As of June 30, 2007, this joint venture included 19 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)
During June 2007, the Company sold approximately 69.8% of the joint ventures’ interests to DRA and OZRE, and retained 15% of the joint ventures’ interests. The remaining joint venture interests are held by certain limited partners of CRLP or the respective JV partner (DRA or OZRE).

(4)
As of June 30, 2007, this joint venture included 24 office properties and 2 retail properties located in Birmingham and Huntsville, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)
As of June 30, 2007, this joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina.

(6)	As of June 30, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

2Q07	- 15 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Six Months Ended June 30, 2007
(in thousands)

	Total	Operating	Net Operating		Other (Income)		Depreciation &		Colonial Share of
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	Gain on Sale	Amortization	Net Income	Net Income (1)
MULTIFAMILY
CMS	$7,658	$3,900	$3,758	$2,867	$(12)	$36,868	$1,837	$35,934	$8,212
DRA	7,624	3,528	4,096	2,020	(13)	—	1,537	552	96
Development	972	841	131	717	(4)	—	—	(582)	(142)
Other	12,701	7,398	5,303	4,645	(13)	—	5,706	(5,035)	(778)

Total Multifamily	$28,955	$15,667	$13,288	$10,249	$(42)	$36,868	$9,080	$30,869	$7,389

OFFICE
DRA/CRT (2)	$92,823	$39,387	$53,436	$35,380	$951	$320	$33,964	$(16,539)	$(2,076)
DRA/CLP (3)(4)	6,594	2,323	4,271	1,703	—	—	2,625	(57)	83
UBS/CLP Mansell	8,161	2,477	5,684	2,852	(21)	—	5,444	(2,591)	(290)
Other	252	155	97	50	—	—	29	18	44

Total Office	$107,830	$44,342	$63,488	$39,985	$930	$320	$42,062	$(19,169)	$(2,238)

RETAIL
GPT (5)	23,760	8,896	14,864	9,758	(113)	—	10,827	(5,608)	(317)
OZRE (3)(6)	1,165	228	937	343	—	—	402	192	49
Parkway Place	5,105	1,699	3,406	2,800	—	—	1,300	(694)	(306)
Turkey Creek	4,807	1,246	3,561	1,989	(15)	—	1,720	(133)	(40)
Development	—	—	—	(78)	(13)	—	—	91	46
Other	2,053	562	1,491	506	(1)	—	390	596	140

Total Retail	$36,890	$12,631	$24,259	$15,318	$(142)	$—	$14,639	$(5,556)	$(428)

	$173,675	$72,640	$101,035	$65,552	$746	$37,188	$65,781	$6,144	$4,723

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 39.

(1)	Includes amortization of excess basis differences and management fee eliminations for certain joint ventures

(2)
As of June 30, 2007, this joint venture included 19 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)
During June 2007, the Company sold approximately 69.8% of the joint ventures’ interests to DRA and OZRE, and retained 15% of the joint ventures’ interests. The remaining joint venture interests are held by certain limited partners of CRLP or the respective JV partner (DRA or OZRE).

(4)
As of June 30, 2007, this joint venture included 24 office properties and 2 retail properties located in Birmingham and Huntsville, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)
As of June 30, 2007, this joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina.

(6)	As of June 30, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

2Q07	- 16 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Joint Venture Operational Statistics
Second Quarter 2007

	As of
	6/30/2007	6/30/2006
Base rent per square foot — Straight-line
Office
Consolidated	$16.14	$15.45
Unconsolidated	19.42	19.24

Retail
Consolidated	$10.25	$9.94
Unconsolidated	15.15	13.24

Base rent per square foot — Cash
Office
Consolidated	$16.15	$15.68
Unconsolidated	18.65	17.10

Retail
Consolidated	$10.18	$9.87
Unconsolidated	14.90	13.07

Square Feet (in 000’s)
Office
Consolidated	37	6,992
Unconsolidated(1)	2,455	1,869

Retail
Consolidated	3,376	6,923
Unconsolidated(1)	1,113	750

2Q07	- 17 -	NYSE: CLP

(1)	Square footage includes the Company’s weighted square footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional detail.

COLONIAL PROPERTIES TRUST
For-Sale Residential Activities
($ in MMs)
CONDOMINIUM CONVERSION AND FOR-SALE RESIDENTIAL SALES
For the three months ended June 30, 2007, continuing operations and discontinued operations include gains on condominium conversion and for-sale residential sales (before minority interest and income taxes) of $0.1 million and $0.7 million, respectively. For the six months ended June 30, 2007, continuing operations and discontinued operations include gains on condominium conversion and for-sale residential sales (before minority interest and income taxes) of $2.1 million and $4.9 million, respectively. A summary of revenues and costs of condominium activities for the three and six months ended June 30, 2007 and 2006 was as follows:

	Three Months Ended		Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006
Condominium conversion revenues, net	$9,675	$45,291	$43,754	$74,895
Condominium conversion costs	(9,229)	(35,169)	(39,306)	(59,283)

Gains on condominium conversion sales, before minority interest and income taxes	446	10,122	4,448	15,612

For-sale residential revenues, net	6,701	—	15,960	—
For-sale residential costs	(6,353)	—	(13,370)	—

Gains on for-sale residential sales, before minority interest and income taxes	348	—	2,590	—

Minority interest	82	(1,505)	224	(2,640)
Provision for income taxes	(149)	(3,332)	(2,424)	(5,114)

Gains on condominium conversion and for-sale residential sales, net of minority interest and income taxes (1)	$727	$5,285	$4,838	$7,858

	Three Months Ended		Six Months Ended
($ in 000s)	6/30/2007	6/30/2006	6/30/2007	6/30/2006
Condominium Conversion Projects Status
Units Closed in prior periods	1,114	456	935	328
Units Closed in current period	49	239	228	367
Contracted (2)	35	218	35	218
Available Units (3)	29	749	29	749

Total Units	1,227	1,662	1,227	1,662

For-Sale Residential Projects Status
Units Closed in prior periods	100	—	54	—
Units Closed in current period	24	—	70	—
Contracted (2)	177	—	177	—
Available Units / Lots	933	—	933	—

Total Units	1,234	—	1,234	—

Notes:

(1)
The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(2)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(3)	The Company intends to lease the remaining units at two of its previous condominium conversion projects.
Condominium Conversions

					Units	Under	Remaining
Project (2)	Location	Units	Average Price	Projected Sell Out	Closed	Contract (1)	Units

Azur at Metrowest	Orlando, FL	311	$160,000	3Q 2007	282	22	7
Capri at Hunter’s Creek	Orlando, FL	250	190,000	3Q 2007	215	13	22

		561			497	35	29

Residential For-Sale Development

					Units	Under	Remaining
Project (2)	Location	Units	Average Price	Projected Sell Out	Closed	Contract (1)	Units / Lots

Rogatta at James Island	Charleston, SC	212	$185,000	3Q 2008	95	30	87
Grander	Gulf Shores, AL	30	820,000	3Q 2008	10	1	19
Cypress Village II (townhomes)	Gulf Shores, AL	96	435,000	3Q 2010	—	59	37
Cypress Village (lots)	Gulf Shores, AL	188	150,000	4Q 2010	5	—	183
Spanish Oaks (lots)	Mobile, AL	200	80,000	1Q 2013	14	—	186
Southgate on Fairview	Charlotte, NC	47	390,000	2Q 2008	—	13	34
Enclave (formerly The Renwick)	Charlotte, NC	85	440,000	2Q 2008	—	—	85
Colonial Traditions at Gulf Shores (lots)	Gulf Shores, AL	415	100,000	4Q 2012	—	—	415
Metropolitan Midtown	Charlotte, NC	101	505,000	2Q 2009	—	74	27

		1,374			124	177	1,073

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)
In addition to the above projects, the Company has an investment in Regents Park, a for-sale residential development property that will consist of 23 townhomes. As of June 30, 2007, there were 9 townhomes under contract. The average price per townhome is expected to be approximately $2.0 million. See Unconsolidated Partnerships Summary on page 39.

The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings.

2Q07	- 18 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
Significant Projects Under Construction

									Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.		Thru	YTD	Rem.
	Location	Total	Deliv’d	Leased	Date	Date	Date	Total	2006	2007	2007	After
In Construction in Progress
Multifamily
CG at Huntersville	Charlotte, NC	250			3Q06	4Q07	2Q08	26.1	5.8	8.3	12.0	—
CG at Shelby Farms II	Memphis, TN	154			1Q07	1Q08	2Q08	13.4	1.4	3.7	7.5	0.8
CG at Ayrsley	Charlotte, NC	368			3Q06	2Q08	1Q09	34.9	7.2	5.7	15.3	6.7
CG at Double Creek	Austin, TX	300			1Q07	3Q08	1Q09	31.8	4.9	3.9	10.8	12.2
CG at Sweetwater	Phoenix, AZ	195			3Q07	3Q08	1Q09	23.5	5.4	0.5	5.8	11.8
CG at Thunderbird	Phoenix, AZ	244			3Q07	4Q08	2Q09	29.6	—	6.9	5.1	17.6
CG at Cityway	Austin, TX	376			3Q07	1Q09	4Q09	34.3	3.7	0.5	6.6	23.5
CG at Pecos	Las Vegas, NV	380			3Q07	1Q09	4Q09	51.7	—	13.2	7.3	31.2
CV at Matthews Commons	Charlotte, NC	216			4Q07	1Q09	4Q09	21.1	—	2.4	1.8	16.9
CV at Godley Lake	Savannah, GA	288			3Q07	1Q09	4Q09	26.2	—	2.0	4.2	20.0
CG at Wakefield	Raleigh, NC	365			4Q07	2Q09	1Q10	36.5	—	3.8	4.4	28.3
CG at Randal Park *	Orlando, FL	600			1Q08	1Q10	4Q10	75.9	7.5	2.2	5.0	61.2

								405.0	35.9	53.1	85.8	230.2

Commercial Office
Colonial Center Brookwood Village *	Birmingham, AL	169		166	2Q06	3Q07	3Q07	42.0	18.2	16.2	7.6	—
Colonial Center TownPark 400*	Orlando, FL	176			2Q07	2Q08	1Q09	29.7	—	5.6	10.5	13.6
Metropolitan *	Charlotte, NC	155		27	3Q06	2Q08	4Q09	35.2	5.5	7.7	9.5	12.5
Retail
Colonial Pinnacle Craft Farms I* (1)	Gulf Shores, AL	250	250	163	4Q04	3Q07	4Q07	44.4	26.4	11.7	6.3	—
Colonial Pinnacle Craft Farms II*	Gulf Shores, AL	67			2Q08	2Q09	2Q09	13.5	9.8	0.4	0.4	2.9
Colonial Promenade Alabaster II	Birmingham, AL	130		128	1Q06	3Q07	3Q07	20.1	9.6	7.7	2.8	—
Colonial Pinnacle Tutwiler Farm II	Birmingham, AL	85		65	4Q06	1Q08	1Q08	15.1	8.0	3.2	2.1	1.8
Colonial Promenade Fultondale	Birmingham, AL	234		106	2Q06	2Q08	2Q08	24.8	6.6	6.5	6.8	4.9
Colonial Promenade Tannehill	Birmingham, AL	320		82	1Q07	3Q08	3Q08	35.7	19.2	(1.8)	2.1	16.2
Metropolitan *	Charlotte, NC	189		46	3Q06	2Q08	4Q09	52.8	7.0	9.0	15.8	21.0

								313.3	110.3	66.2	63.9	72.9

For Sale Projects
Enclave (formerly The Renwick)	Charlotte, NC	85			1Q06	2Q08		30.4	10.8	6.3	13.3	—
Southgate on Fairview	Charlotte, NC	47			2Q06	2Q08		16.5	3.7	4.5	8.3	—
Regatta at James Island	Charleston, SC	212	212		3Q05	3Q08		25.3	23.9	1.4	—	—
Cypress Village II (townhomes)	Gulf Shores, AL	96	48		1Q06	3Q10		50.9	32.6	17.8	0.5	—
Grander	Gulf Shores, AL	30	24		1Q06	3Q08		19.7	12.7	5.0	2.0	—
Metropolitan *	Charlotte, NC	101			3Q06	2Q09		41.2	4.1	4.0	15.8	17.3
Colonial Traditions at Gulf Shores (lots)*	Gulf Shores, AL	415			3Q06	4Q12		42.6	11.7	4.5	5.8	20.6
Cypress Village (lots)	Gulf Shores, AL	188	188		1Q06	4Q10		24.1	20.8	2.4	0.9	—
Spanish Oaks (lots)	Mobile, AL	200	45		1Q06	1Q13		9.8	3.8	2.9	3.1	—

								260.5	124.1	48.8	49.7	37.9

Total Consolidated Projects, in CIP								$978.8	$270.3	$168.1	$199.4	$341.0

Unconsolidated Projects
Regents Park For-Sale (2)	Atlanta, GA	23			1Q06	3Q08		20.7	9.2	3.1	8.4	—
Colonial Promenade Smyrna * (3)	Nashville, TN	194			1Q07	2Q08	2Q08	17.6	5.9	3.0	6.9	1.8
CG at Canyon Creek (4)	Austin, TX	336	336	245	3Q05	2Q07	4Q07	8.6	7.5	0.4	0.7	—
CG at Traditions * (5)	Gulf Shores, AL	324			4Q06	1Q08	4Q08	15.0	—	4.8	6.1	4.1

								61.9	22.6	11.3	22.1	5.9

Total Significant Projects, in CIP								$1,040.7	$292.9	$179.4	$221.5	$346.9

Target Development Yield Ranges:

Multifamily:	7.0-8.5%
Office:	8.5-11.0%
Retail:	8.5-11.0%

Reconciliation to Consolidated Construction-in-Progress
Dollars Invested in Significant Projects, in CIP	$438.4
Misc (Infrastructure and Misc Construction)	42.2	* Predevelopment and other.
Land Inventory	73.3	* Raw and improved land.
Less assets transferred to operating assets or real estate assets held for sale	(38.2)

Total Consolidated Construction In Progress	$515.7

*	These projects are part of a mixed-use development.

Notes:

(1)	In July 2007, the Company sold 85% of this property into a joint venture.

(2)	Development costs represent 40% of total development costs, as the Company is a 40% partner in this project.

(3)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

(4)	Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.

(5)	Development costs represent 35% of total development costs, as the Company is a 35% partner in this project.

2Q07	- 19 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
2007			(SF-000s)	($ mm)	(1)	(2)
Multifamily
CG at Old Town Scottsdale North	Phoenix, AZ	Jan-07	208	$33.8	$34.3	5.4%
CG at Old Town Scottsdale South	Phoenix, AZ	Jan-07	264	42.2	42.8	5.4%
Fairmont at Fossil Creek	Fort Worth, TX	Feb-07	240	3.2	3.2	5.9%	15% ownership interest
Auberry at Twin Creeks	Dallas, TX	Feb-07	216	3.1	3.3	6.0%	15% ownership interest
CG at Inverness Commons	Phoenix, AZ	Mar-07	300	41.3	41.9	5.3%
CV at Cary	Raleigh, NC	May-07	319	6.0	6.4	5.9%	20% ownership interest
Merritt at Godley Station	Savannah, GA	May-07	312	20.3	20.6	6.0%

Total				$149.9	$152.5

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate		Remarks
2007			(SF-000s)	($ mm)	(3)
Multifamily
Beacon Hill	Charlotte, NC	Jan-07	349	$15.9	6.3	%(4)
Clarion Crossing	Raleigh, NC	Jan-07	260	15.9	6.3	%(4)
CG at Enclave	Atlanta, GA	Jan-07	200	16.9	6.3	%(4)
CV at Poplar Place	Atlanta, GA	Jan-07	324	19.6	6.3	%(4)
CV at Regency Place	Raleigh, NC	Jan-07	180	10.3	6.3	%(4)
CV at Spring Lake	Atlanta, GA	Jan-07	188	11.5	6.3	%(4)
CV at Timothy Woods	Atlanta, GA	Jan-07	204	13.2	6.3	%(4)
CG at Promenade	Montgomery, AL	Feb-07	384	38.0	6.7%
CG at Bayshore	Sarasota, FL	Feb-07	376	15.0	3.7%		25% ownership interest
CG at Natchez Trace	Jackson, MS	Jun-07	328	25.2	6.3%
CG at Reservoir	Jackson, MS	Jun-07	170	17.0	6.3%
Mayflower Seaside	Norfolk, VA	Jun-07	265	33.0	5.4%
Cape Landing	Myrtle Beach, SC	Jun-07	288	19.5	5.8%

Total — Multifamily				$251.0

Office
DRA/CRT JV (1 property)	Tampa, Florida	Feb-07	675.5	14.0	6.9	%(5)	15% ownership interest
DRA/CLP JV	Multiple Cities	Jun-07	6,931.0	1,131.2	6.9	%(6)	15% ownership interest
DRA/CRT JV (1 property)	Ft. Lauderdale, FL	Jul-07	469.2	34.6	4.1	%(7)	15% ownership interest

Total — Office				$1,179.8

Retail
Rivermont Shopping Center	Chattanooga, TN	Feb-07	73.5	4.2	7.3%
CS Yadkinville	Yadkinville, NC	Mar-07	90.9	8.3	8.5%
CS Bear Lake	Orlando, FL	Apr-07	131.3	20.6	6.6%
CP Wekiva	Orlando, FL	May-07	208.6	27.2	8.0%
OZRE JV	Multiple Cities	Jun-07	2,591.0	360.0	6.6	%(8)	15% ownership interest
Malls/Centers	Multiple Cities	Jul-07	2,289.1	129.0	9.8	%(9)
Village on the Parkway	Dallas, TX	Jul-07	380.5	74.4	5.2%
Colonial Pinnacle Craft Farms I	Gulf Shores, AL	Jul-07	250.0	53.8	6.7	%(10)	15% ownership interest

Total — Retail				$677.5

	Dispositions through 2Q07			$1,816.5
	Dispositions in 3Q07			$291.8

	Total			$2,108.3

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties were part of a single transaction and had a weighted average cap rate of 6.3%.

(5)	The DRA/CRT JV property sold was St. Petersburg Center in Tampa, Florida.

(6)	The DRA/CLP JV properties include 24 office properties located in Birmingham and Huntsville, AL; Orlando and Tampa, FL; Atlanta, GA; Charlotte, NC; and Austin, TX and 2 adjacent retail properties located in Birmingham, AL and Orlando, FL. The company retained a 15% interest in these properties.

(7)	The DRA/CRT JV property sold was Las Olas Centre in Ft. Lauderdale, Florida.

(8)	The OZRE Retail JV properties include 11 retail properties located in Birmingham, AL; Orlando, Punta Gorda, Jacksonville, and Tampa, FL; Athens, GA; and Houston, TX. The company retained a 15% interest in these properties.

(9)	The disposition included 4 retail malls located in Staunton, VA, Decatur, AL, Gainesville, GA, and Mt. Airy, NC and 7 retail centers located in Montgomery, AL, Columbus, GA, and Greensboro, NC.

(10)	The Company retained a 15% interest in this property.

2Q07	- 20 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2007
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$27,000	1%	6.1%	5.0	$27,000	1%	6.1%	5.0
Unsecured Other	1,715,069	93%	5.9%	5.7	1,715,069	74%	5.9%	5.7
Secured	109,395	6%	6.0%	4.9	570,437	25%	5.9%	4.9

Total Debt	$1,851,464	100%	5.9%	5.6	$2,312,506	100%	5.9%	5.5

Fixed/Floating
Fixed Rate Debt	$1,780,861	96%	5.9%	5.8	$2,262,672	98%	5.5%	5.5
Floating Rate Debt — Capped	—	—	—	—	22,893	1%	18.1%	0.7
Floating Rate Debt	70,603	4%	6.2%	2.1	26,941	1%	29.6%	8.0

Total Debt	$1,851,464	100%	5.9%	5.6	$2,312,506	100%	5.9%	5.5

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule excludes the Revolving Line of Credit - due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2007	6.93%
2008	5.93%
2009	6.31%
2010	5.29%
2011	5.16%
2012	6.76%
2013	6.11%
2014	6.08%
Thereafter	5.75%

Total	5.93%

LINE OF CREDIT

	12/31/06	06/30/07	Interest Rate	Due
Floating	$—	$27,000	6.07%	06/15/12
Competitive Bid Option — Floating	85,000	—	—
Term loan	100,000	—	5.47%

Total Outstanding on LOC	$185,000	$27,000	6.07%

Notes (reflects amendment to the Company’s LOC during June 2007):

•	The $500MM LOC has a $250MM Competitive Bid Option.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 75 bps, and the facility fee is 17.5 bps.

•	In addition to the $500MM LOC, Wachovia has provided a $40MM Cash Management Line.

•	5-Year facility through June 2012; with one 1-year extension

2Q07	- 21 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2007
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Sean Pattap	212-908-0642	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Lisa Wright	212-438-3121	BBB-	BB+
COVERAGE RATIOS

	2Q06	YTD ’06	2Q07	YTD ’07
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	1.0	0.9	0.5	0.6
Earnings to Fixed Charges & Preferred Share Distributions *(1)	0.8	0.8	0.4	0.6

Supplemental Coverage Ratios
Interest Coverage (2)	2.7	2.6	2.3	2.5
Fixed Charge Coverage (3)	2.2	2.1	1.9	2.0
Fixed Charge w/ Cap Int (4)	2.0	1.9	1.6	1.7
See page 38 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the periods presented above is primarily due to the classification of operations for assets held for sale and sold as discontinued operations.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS FOR PUBLIC DEBT

	1Q06		2Q06		3Q06		4Q06		1Q07		2Q07		3Q07	4Q07
Consolidated Debt to Total Assets cannot exceed 60%	53.1%		55.1%		55.9%		53.9%		52.0%		54.9%
Secured Debt to Total Assets cannot exceed 40%	19.8%		18.9%		18.1%		16.6%		15.8%		13.5%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	187.9%		179.0%		176.2%		187.3%		192.3%		198.1%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.2	x	2.4	x	2.3	x	2.6	x	2.7	x	2.7	x

TOTAL MARKET CAPITALIZATION

Unconsolidated Debt	399,366		396,695		416,048		367,210		342,713		461,042

Total Debt	2,699,293		2,826,119		2,961,145		2,765,116		2,654,447		2,312,506
Preferred Shares
7.25% Series B (Units)	100,000		100,000		100,000		100,000		100,000		100,000
9.25% Series C	50,000		—		—		—		—		—
8.125% Series D	125,000		125,000		125,000		125,000		125,000		125,000
7.62% Series E	105,503		104,761		104,761		104,761		104,761		—

Total Preferred Shares	380,503		329,761		329,761		329,761		329,761		225,000
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	2,807,330		2,790,823		2,706,524		2,659,221		2,602,505		2,082,717

Total Market Capitalization	$5,887,126		$5,946,703		$5,997,430		$5,754,098		$5,586,713		$4,620,223

Debt / Total Market Capitalization	45.9%		47.5%		49.4%		48.1%		47.5%		50.2%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

2Q07	- 22 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	2Q07	2Q06	YTD ’07	YTD ’06
Consolidated
FFO Gains (net of income taxes & minority interest):
Condo Conversions	$464	$5,285	$3,132	$7,858
For-Sale Residential	263	—	1,706	—
Merchant-Build	—	—	—	—
Land / Outparcel Sales	417	1,767	559	1,765

Totals	1,144	7,052	5,397	9,623

3rd Party Mgt & Leasing Fee Revenue	5,312	4,592	8,549	8,700
Straight Line Rents	2,308	1,651	3,875	3,690
Percentage Rents	662	322	910	736
Lease Terminations	321	1,051	333	1,081
Interest Expense	26,573	31,341	54,483	63,748
Interest Income	2,095	2,412	4,229	3,951
Capitalized Interest	7,347	3,796	13,592	6,690
Debt — Principal Amortization	968	1,467	2,556	3,111
Preferred Dividend Payments	5,682	7,518	11,986	15,429
Preferred Share Issuance Costs	331	1,924	331	2,083
Amortization of Deferred Financing Costs	2,510	1,422	4,161	2,951
Amortization of Stock Compensation	1,550	1,220	2,995	1,729
Unconsolidated *(1)
Straight Line Rents	325	979	690	2,052
Interest Expense	5,621	5,965	10,862	11,596
Debt — Principal Reductions	99	154	239	334
Amortization of Deferred Financing Costs	162	249	331	486

Notes:

(1)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	2Q07	2Q06	YTD ’07	YTD ’06
Acquisition of Properties
Multifamily	$26,880	$141,920	$150,471	$147,275
Office	—	—	—	8,300

Acquisitions	26,880	141,920	150,471	155,575

Other Assets & Debt Assumed		—		—
Less: Unconsolidated Assets	(5,980)	—	(12,273)	(5,355)

Acq, net — Consolidated Assets	$20,900	$141,920	$138,198	$150,220

Development Expenditures
Multifamily	33,587	28,455	50,044	48,943
Office	19,496	6,259	31,313	11,108
Retail	20,348	40,272	41,602	49,933
For-Sale / Other	20,223	44,800	61,896	81,871

Total, incl subs	93,654	119,786	184,855	191,855

Less: Infrastructure
Reimbursement from City/County	(390)	(238)	(7,178)	(238)
Less: Unconsolidated /Other (1)	(2,161)	(10,161)	(9,044)	(16,931)

Development, Consol. Assets	$91,103	$109,387	$168,633	$174,686

(1)	Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$94,713	$18,247	$251,099	$185,105
Office	378,983	151,797	393,044	151,797
Retail	162,810	—	175,313	114,574
For Sale / Projects	16,376	45,290	58,786	74,894
Land and other	2,670	9,962	4,028	9,962

Total, incl subs	655,552	225,296	882,270	536,332

Selling Costs	(17,290)	(5,787)	(28,856)	(10,420)
Outparcels/Land	(2,670)	(9,962)	(4,028)	(9,962)
Less: Unconsolidated — net	—	(11,233)	(29,061)	(13,102)

Sales, Net — Consolidated Assets	$635,592	$198,314	$820,325	$502,848

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

2Q07	- 23 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	2Q07	2Q06	YTD ’07	YTD ’06
Divisional Total Revenues
Multifamily — Same-Property	$59,809	$56,833	$117,838	$112,274
Multifamily — Non Same-Property	18,628	20,597	37,088	43,125
Office	33,360	45,502	71,386	89,924
Retail	24,205	26,830	49,506	55,179

Total Divisional Revenues	136,002	149,762	275,818	300,502

Less: Unconsolidated Revenues — Mfam	(2,659)	(4,742)	(5,230)	(9,509)
Less: Unconsolidated Revenues — Off	(8,352)	(8,410)	(16,174)	(16,941)
Less: Unconsolidated Revenues — Rtl	(3,940)	(3,529)	(7,609)	(6,392)
Discontinued Operations	(10,218)	(26,074)	(22,297)	(54,685)
Construction Revenues	8,068	7,785	20,853	19,925
Unallocated Corporate Rev	5,312	4,592	8,549	8,700

Cons. Rev, adj -’06 Disc Ops	124,213	119,384	253,910	241,600

Add: Add’l Disc Ops Rev, post filing	—	16,247	—	31,751

Total Consol. Rev, per 10-Q / K	$124,213	$135,631	$253,910	$273,351

RECONCILIATION OF EXPENSES

	2Q07	2Q06	YTD ’07	YTD ’06
Divisional Total Expenses
Multifamily — Same-Property	$22,835	$21,613	$45,182	$43,125
Multifamily — Non Same-Property	8,690	9,203	17,678	18,954
Office	11,295	15,847	24,119	30,911
Retail	7,558	7,510	15,000	15,254

Total Divisional Expenses	50,378	54,173	101,979	108,245

Less: Unconsolidated Expenses — Mfam	(1,364)	(1,954)	(2,870)	(3,781)
Less: Unconsolidated Expenses — Off	(3,474)	(3,534)	(6,662)	(6,915)
Less: Unconsolidated Expenses — Rtl	(1,264)	(1,193)	(2,406)	(2,107)
Discontinued Operations (1)	(6,567)	(10,061)	(11,731)	(21,293)
Impairment Charge (1)	2,500	—	2,500	—
Other Expense	248	215	583	435

Total Property Operating Exp	40,457	37,646	81,393	74,583
Construction Expenses	7,495	7,657	19,866	19,026
Property Management Exp	3,958	2,831	7,448	6,542
General & Administrative Exp	7,814	4,483	13,929	9,746
Management Fee and Other Exp	4,218	3,453	7,161	5,993
Restructuring Charge	1,528	—	1,528	—
Depreciation	31,806	31,789	65,920	64,985
Amortization	3,182	3,329	8,906	9,038

Cons. Exp, adj -’06 Disc Ops	100,458	91,188	206,151	189,913

Add: Add’l Disc Ops Exp,post filing	—	9,716	—	21,630

Total Consol. Exp, per 10-Q / K	$100,458	$100,904	$206,151	$211,543

Notes on following page

2Q07	- 24 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	2Q07	2Q06	YTD ’07	YTD ’06
Divisional Total NOI
Multifamily — Same-Property	$36,974	$35,220	$72,656	$69,149
Multifamily — Non Same-Property	9,938	11,394	19,410	24,171
Office	22,065	29,655	47,267	59,013
Retail	16,647	19,320	34,506	39,925

Total Divisional NOI	85,624	95,589	173,839	192,258

Less: Unconsolidated NOI — Mfam	(1,295)	(2,788)	(2,360)	(5,728)
Less: Unconsolidated NOI — Off	(4,878)	(4,876)	(9,512)	(10,026)
Less: Unconsolidated NOI — Rtl	(2,676)	(2,336)	(5,203)	(4,285)
Discontinued Operations	(3,651)	(16,013)	(10,566)	(33,392)
Unallocated Corporate Rev	5,312	4,592	8,549	8,700
Other Expense	(248)	(215)	(583)	(435)
Construction NOI	573	128	987	899
Property Management Exp	(3,958)	(2,831)	(7,448)	(6,542)
General & Administrative Exp	(7,814)	(4,483)	(13,929)	(9,746)
Management Fee and Other Exp	(4,218)	(3,453)	(7,161)	(5,993)
Restructuring Charge	(1,528)	—	(1,528)	—
Depreciation	(31,806)	(31,789)	(65,920)	(64,985)
Amortization	(3,182)	(3,329)	(8,906)	(9,038)
Impairment Charge	(2,500)	—	(2,500)	—

Income from Operations	23,755	28,196	47,759	51,687
Total Other Income (Expense)	248,692	1,143	229,997	(20,707)

Income from Contin’g Ops (2)	272,447	29,339	277,756	30,980

Disc Ops	—	6,531	—	10,121
06 & 07 Disc Ops Other Inc(Exp)	—	(2,590)	—	(4,509)

Inc from Cont (2), per 10-Q / K	$272,447	$33,280	$277,756	$36,592

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	501	1,093	721	1,508
Acquisitions	198	696	3,408	1,113

Notes:

(1)	The $2.5 million impairment charge is related to a retail asset classified as held for sale, therefore this charge is also included in discontinued operations.

(2)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006

	2Q07	2Q06	YTD ’07	YTD ’06
Assets Sold
Revenue from assets sold	$2,889	$18,504	$7,847	$39,992
Expenses from assets sold	1,554	7,520	4,137	16,267

NOI from assets sold	1,335	10,984	3,710	23,725

Assets Held for Sale
Revenue from assets held for sale	7,329	7,570	14,450	14,693
Expenses from assets held for sale (1)	5,013	2,541	7,594	5,026

NOI from assets held for sale	2,316	5,029	6,856	9,667

Assets sold, not classified in discontinued operations
Revenue from assets sold	33,836	44,638	74,487	91,310
Expenses from assets sold	11,632	15,379	25,384	30,858

NOI from assets sold	$22,204	$29,259	$49,103	$60,452

(1)	Includes $2.5 million impairment charge related to a retail asset.

2Q07	- 25 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of June 30, 2007).
A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	(dollars in thousands)
	2Q07	2Q06	YTD ’07	YTD ’06
Income from discontinued operations	$2,683	$8,234	$7,909	$13,388
Interest expense, net	636	2,430	1,531	5,177
Depreciation and amortization expenses	332	5,338	1,124	14,265
Other	—	11	2	562

NOI from discontinued operations	$3,651	$16,013	$10,566	$33,392

NOI from assets sold	1,335	10,984	3,710	23,725
NOI from assets held for sale	2,316	5,029	6,856	9,667

NOI from discontinued operations	$3,651	$16,013	$10,566	$33,392

EBITDA RECONCILIATION

	2Q07	2Q06	YTD ’07	YTD ’06
Net Income to Common S/H	$302,934	$28,495	$334,802	$33,935

Consolidated
Minority Interest	5,569	6,674	12,836	8,060
(Inc)/Loss — Uncons. Assets	2,090	1,433	(4,723)	2,005
Preferred Dividends	5,683	7,518	11,986	15,429
Preferred Share Issuance Costs	330	1,924	330	2,083
Interest Expense	26,573	31,341	54,483	63,748
Loss on Retirement of Debt	12,490	—	12,556	628
Income Tax Expense	807	4,478	3,306	7,056
Depreciation & Amortization	35,321	40,456	75,951	88,287
(Gain)/Loss on Sale (Cont & Disc)	(329,413)	(43,425)	(367,814)	(61,739)
Gain/(Loss)-Undeprec Prop *(1)	1,318	12,685	7,699	18,172
Impairment Charge	2,500	—	2,500	—

EBITDA from Consolidated Props	66,202	91,579	143,912	177,664

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	(2,090)	(1,433)	4,723	(2,005)
Interest Expense	5,621	5,965	10,862	11,596
Depreciation & Amortization	5,309	5,642	10,458	10,281
(Gain)/Loss on Sale of Prop	(73)	(960)	(8,554)	(1,200)

EBITDA	$74,969	$100,793	$161,401	$196,336

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

2Q07	- 26 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	2Q07	2Q06	YTD ’07	YTD ’06
Earnings
Net Income (before pfd share)	$307,134	$36,124	$343,493	$47,822
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(2,683)	(8,234)	(7,909)	(13,388)
Minority Interest in CRLP	7,701	2,856	15,141	5,462
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	(39,336)	(8,537)	(74,137)	(17,737)
Minority Interest of Limited Partners	31	1,728	73	2,674
CRLP Min Int. — Common U/H	(2,132)	3,818	(2,305)	2,598
(Gains)/Losses from Sales of Property, net of income taxes	(289,563)	(30,760)	(290,888)	(38,092)
Minority Interest of Limited Partners	(81)	(229)	(225)	(76)
Other	291	350	519	1,146
(Income)/Loss from Unconsolidated Entities	2,090	1,433	(4,723)	2,005

	(16,548)	(1,451)	(20,961)	(7,586)
Amort of Interest Capitalized	600	600	1,200	1,200
Capitalized Interest	(7,347)	(3,796)	(13,592)	(6,690)
Distrib from Unconsolidated Entities	2,918	2,877	5,253	4,792
Fixed Charges, from below	38,243	38,372	75,861	77,014

Earnings	17,866	36,602	47,761	68,730

Fixed Charges
Interest Expense	26,573	31,341	54,483	63,748
Capitalized Interest	7,347	3,796	13,592	6,690
Amort of Deferred Finan’g Costs	2,510	1,422	4,161	2,951
Distrib to Series B Pfd Unitholders	1,813	1,813	3,625	3,625

Total	38,243	38,372	75,861	77,014

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C, D & E	3,870	5,705	8,361	11,804

Total	$42,113	$44,077	$84,222	$88,818

Reconciliation of Supplemental Coverage Ratios

	2Q07	2Q06	YTD ’07	YTD ’06
Interest Coverage Denominator
Interest Expense	$26,573	$31,341	$54,477	$63,748
Interest Exp. — Unconsolidated	5,621	5,965	10,861	11,596

Total Interest Expense	32,194	37,306	65,338	75,344

Fixed Charge Denominator
Add: Preferred Dividend Pmts	5,683	7,518	11,987	15,429
Debt Principal Amortization	968	1,467	2,556	3,111
Debt Prin Amort — Unconsolidated	99	154	239	334

Total Fixed Charges	38,944	46,445	80,120	94,218

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	7,347	3,796	13,592	6,690

Total Fixed Charges w/ Cap Int	$46,291	$50,241	$93,712	$100,908

2Q07	- 27 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing
Appendix

			%	Total
Property	Location		Own	Units	SF (000s)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
CONSOLIDATED PROPERTIES
Ashley Park	Richmond	VA	100%	272	194.5	91.5%	94.9%	95.6%	98.9%	98.9%	S
Autumn Park I & II	Greensboro	NC	100%	402	403.8	91.5%	91.8%	94.3%	96.8%	96.0%	S
Brookfield	Dallas	TX	100%	232	165.7	93.1%	99.1%	94.4%	96.6%	94.4%	S
CG at Arringdon	Raleigh	NC	100%	320	311.2	97.5%	95.0%	96.6%	96.3%	98.1%	S
CG at Barrett Creek	Atlanta	GA	100%	332	310.0	95.5%	98.2%	97.6%	98.2%	95.2%	S
CG at Bear Creek	Fort Worth	TX	100%	436	395.1	93.8%	95.9%	95.9%	96.6%	97.5%	S
CG at Bellevue	Nashville	TN	100%	349	344.0	95.4%	93.7%	95.4%	96.8%	97.7%	S
CG at Berkeley Lake	Atlanta	GA	100%	180	244.2	96.1%	98.3%	96.1%	96.7%	100.0%	S
CG at Beverly Crest	Charlotte	NC	100%	300	278.7	94.3%	95.7%	90.7%	94.0%	99.3%	S
CG at Crabtree Valley	Raleigh	NC	100%	210	209.7	92.4%	97.6%	97.1%	95.7%	96.2%	S
CG at Cypress Cove	Charleston	SC	100%	264	304.0			96.6%	92.0%	94.3%
CG at Edgewater I	Huntsville	AL	100%	500	541.4	96.8%	98.2%	96.0%	91.2%	96.0%	S
CG at Godley Station I	Savannah	GA	100%	312	337.3					95.2%
CG at Hammocks	Savannah	GA	100%	308	323.8	92.9%	95.5%	96.4%	97.1%	99.0%	S
CG at Heather Glen	Orlando	FL	100%	448	523.2	99.1%	99.1%	99.6%	100.0%	100.0%	S
CG at Heathrow	Orlando	FL	100%	312	353.0	96.5%	94.9%	94.2%	98.1%	99.0%	S
CG at Hunter’s Creek	Orlando	FL	100%	496	624.5	97.4%	95.0%	97.4%	97.0%	97.2%	S
CG at Inverness Commons	Phoenix	AZ	100%	300	267.9				81.7%	77.7%
CG at Lakewood Ranch	Sarasota	FL	100%	288	301.7	97.9%	97.6%	96.9%	99.7%	96.9%	S
CG at Legacy Park	Charlotte	NC	100%	288	300.8	96.2%	93.8%	94.8%	94.8%	97.2%	S
CG at Liberty Park	Birmingham	AL	100%	300	338.7	97.7%	96.7%	96.0%	97.0%	99.7%	S
CG at Madison	Huntsville	AL	100%	336	354.6	96.4%	95.2%	94.9%	98.5%	99.4%	S
CG at Mallard Creek	Charlotte	NC	100%	252	232.6	96.4%	92.9%	95.6%	95.6%	94.4%	S
CG at Mallard Lake	Charlotte	NC	100%	302	300.8	93.0%	97.0%	93.7%	93.4%	92.4%	S
CG at McDaniel Farm	Atlanta	GA	100%	424	456.8	95.0%	93.4%	94.8%	96.5%	95.5%
CG at McGinnis Ferry	Atlanta	GA	100%	434	509.5	96.3%	95.9%	90.6%	96.3%	94.5%	S
CG at Mount Vernon	Atlanta	GA	100%	213	257.2	98.6%	94.8%	95.3%	95.8%	95.3%	S
CG at OldTown Scottsdale North	Phoenix	AZ	100%	208	181.9				89.4%	79.3%
CG at OldTown Scottsdale South	Phoenix	AZ	100%	264	234.1				89.0%	82.6%
CG at Patterson Place	Raleigh	NC	100%	252	236.8	96.0%	95.2%	95.2%	96.4%	91.7%	S
CG at Pleasant Hill	Atlanta	GA	100%	502	501.8		94.2%	93.4%	94.0%	94.2%
CG at Quarterdeck	Charleston	SC	100%	230	218.9	98.3%	97.8%	94.8%	94.8%	97.8%	S
CG at River Oaks	Atlanta	GA	100%	216	276.2	100.0%	97.2%	94.9%	99.1%	99.5%	S
CG at River Plantation	Atlanta	GA	100%	232	310.4	99.6%	94.4%	94.0%	97.0%	98.7%	S
CG at Round Rock	Austin	TX	100%	422	429.7	67.6%	64.0%	90.0%	98.1%	97.4%
CG at Scottsdale	Phoenix	AZ	100%	180	182.9		93.3%	95.6%	95.0%	89.4%
CG at Seven Oaks	Tampa	FL	100%	318	301.5	99.1%	98.7%	96.5%	95.9%	97.8%	S
CG at Shelby Farms I	Memphis	TN	100%	296	317.6	97.3%	95.6%	93.9%	95.6%	95.3%	S
CG at Shiloh	Atlanta	GA	100%	498	533.4		95.2%	95.8%	97.2%	95.4%
CG at Silverado	Austin	TX	100%	238	239.6	96.6%	93.3%	95.8%	97.5%	95.0%	S
CG at Silverado Reserve	Austin	TX	100%	256	266.4	54.7%	75.0%	94.1%	97.7%	95.7%
CG at Sugarloaf	Atlanta	GA	100%	250	328.6	94.4%	95.2%	97.2%	98.8%	97.2%	S
CG at Town Park Reserve	Orlando	FL	100%	80	77.4	100.0%	100.0%	97.5%	97.5%	97.5%	S
CG at Town Park(Lake Mary)	Orlando	FL	100%	456	564.1	93.4%	96.1%	94.5%	94.5%	98.2%	S
CG at Trinity Commons	Raleigh	NC	100%	462	484.4	91.6%	95.9%	94.8%	93.3%	98.5%	S
CG at University Center	Charlotte	NC	100%	156	167.0			94.2%	97.4%	98.1%
CG at Valley Ranch	Dallas	TX	100%	396	462.1	97.0%	96.2%	97.2%	93.7%	95.2%	S
CG at Wilmington	Wilmington	NC	100%	390	355.9	98.2%	98.5%	96.4%	95.9%	95.1%	S
Cottonwood Crossing	Fort Worth	TX	100%	200	150.2	93.5%	97.0%	98.5%	95.5%	96.5%	S
CV at Ashford Place	Mobile	AL	100%	168	145.6	98.8%	99.4%	98.2%	98.2%	98.8%	S
CV at Bear Creek	Fort Worth	TX	100%	120	90.6	97.5%	95.8%	98.3%	100.0%	98.3%	S
CV at Bedford	Fort Worth	TX	100%	238	157.6	95.0%	98.3%	97.9%	98.3%	96.6%	S
CV at Canyon Hills	Austin	TX	100%	229	183.1	98.7%	99.1%	99.1%	100.0%	99.6%	S
CV at Chancellor Park	Charlotte	NC	100%	340	326.4		98.2%	96.8%	93.2%	90.9%
CV at Charleston Place	Charlotte	NC	100%	214	172.4	97.7%	95.8%	91.6%	94.4%	98.6%	S
CV at Chase Gayton	Richmond	VA	100%	328	311.2	95.1%	91.5%	94.2%	95.4%	96.0%	S
CV at Deerfield	Raleigh	NC	100%	204	198.2	94.6%	94.1%	95.6%	93.1%	91.7%	S
CV at Grapevine I & II	Fort Worth	TX	100%	450	380.5	95.8%	97.8%	98.0%	96.7%	97.3%	S

2Q07	- 28 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing
Appendix

			%	Total
Property	Location		Own	Units	SF (000s)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
CV at Greenbrier	Washington	DC	100%	258	218.2	98.8%	99.6%	99.2%	97.7%	94.2%	S
CV at Greentree	Savannah	GA	100%	194	165.2	97.4%	100.0%	99.0%	96.4%	96.9%	S
CV at Greystone	Charlotte	NC	100%	408	387.0	93.4%	96.6%	93.9%	93.4%	95.3%	S
CV at Hampton Glen	Richmond	VA	100%	232	177.8	97.0%	98.3%	96.6%	96.6%	98.7%	S
CV at Hampton Pointe	Charleston	SC	100%	304	314.6	98.0%	98.4%	97.4%	96.7%	98.4%	S
CV at Harbour Club	Norfolk	VA	100%	213	193.2	98.6%	94.4%	91.1%	96.7%	94.4%	S
CV at Highland Hills	Raleigh	NC	100%	264	277.3	87.9%	95.1%	95.8%	93.6%	88.3%	S
CV at Huntington	Savannah	GA	100%	147	121.1	98.0%	98.6%	98.6%	94.6%	91.2%	S
CV at Huntleigh Woods	Mobile	AL	100%	233	198.9	97.0%	98.7%	94.8%	97.9%	96.1%	S
CV at Inverness II & III	Birmingham	AL	100%	586	508.6	98.1%	97.1%	95.7%	96.4%	97.6%	S
CV at Main Park	Dallas	TX	100%	192	180.3	93.2%	99.5%	98.4%	96.4%	99.5%	S
CV at Marsh Cove	Savannah	GA	100%	188	197.2	100.0%	99.5%	95.7%	94.7%	95.7%	S
CV at Meadow Creek	Charlotte	NC	100%	250	230.4	96.0%	94.8%	96.4%	98.4%	96.4%	S
CV at Mill Creek	Winston-Salem	NC	100%	220	209.7	95.0%	96.8%	97.3%	96.8%	95.9%	S
CV at North Arlington	Fort Worth	TX	100%	240	190.5	95.0%	95.8%	95.4%	97.5%	96.3%	S
CV at Oakbend	Dallas	TX	100%	426	382.7		95.1%	97.4%	96.9%	95.1%
CV at Pear Ridge	Dallas	TX	100%	242	198.5	97.5%	98.8%	95.9%	97.9%	97.1%	S
CV at Pinnacle Ridge	Asheville	NC	100%	166	146.9	97.6%	100.0%	99.4%	99.4%	100.0%	S
CV at Quarry Oaks	Austin	TX	100%	533	470.0	95.3%	95.3%	96.4%	96.1%	97.4%	S
CV at Shoal Creek	Fort Worth	TX	100%	408	388.4	95.6%	97.5%	95.8%	96.1%	97.1%
CV at Sierra Vista	Austin	TX	100%	232	205.6	100.0%	99.6%	98.3%	96.6%	96.1%	S
CV at South Tryon	Charlotte	NC	100%	216	236.1	98.1%	96.8%	95.8%	96.3%	98.6%	S
CV at Stone Point	Charlotte	NC	100%	192	172.9	99.5%	99.0%	96.4%	99.0%	97.4%	S
CV at Timber Crest	Charlotte	NC	100%	282	273.4	97.5%	95.4%	94.7%	93.3%	93.6%	S
CV at Tradewinds	Norfolk	VA	100%	284	279.9	96.1%	97.9%	97.2%	94.7%	99.3%	S
CV at Trussville	Birmingham	AL	100%	376	410.3	96.5%	96.0%	92.3%	97.1%	94.7%	S
CV at Twin Lakes	Orlando	FL	100%	460	417.8	96.5%	97.8%	93.0%	97.2%	97.6%	S
CV at Vista Ridge	Dallas	TX	100%	300	228.7	95.7%	96.0%	92.0%	98.3%	98.3%	S
CV at Waterford	Richmond	VA	100%	312	288.8	95.2%	88.5%	99.7%	97.1%	97.4%	S
CV at Waters Edge	Charleston	SC	100%	204	187.6	96.1%	98.0%	95.6%	96.1%	98.0%	S
CV at West End	Richmond	VA	100%	224	137.3	94.6%	96.9%	97.3%	97.8%	98.7%	S
CV at Westchase	Charleston	SC	100%	352	258.2	98.0%	97.4%	99.1%	97.2%	97.7%	S
CV at Willow Creek	Fort Worth	TX	100%	478	426.9	94.8%	95.4%	97.3%	95.2%	94.8%
CV at Windsor Place	Charleston	SC	100%	224	213.4	97.3%	97.3%	93.3%	98.2%	96.4%	S
Glen Eagles I & II	Winston-Salem	NC	100%	310	313.5	94.5%	95.2%	95.5%	97.7%	94.5%	S
Heatherwood	Charlotte	NC	100%	476	438.6	91.0%	91.0%	93.9%	94.3%	90.5%	S
Paces Cove	Dallas	TX	100%	328	219.7	97.0%	97.9%	94.5%	97.3%	96.3%	S
Parkside at Woodlake	Raleigh	NC	100%	266	255.1	98.1%	94.7%	97.7%	94.7%	94.7%	S
Remington Hills	Dallas	TX	100%	362	346.6	98.1%	98.1%	97.8%	98.1%	91.4%	S
Summer Tree	Dallas	TX	100%	232	136.3	97.4%	97.4%	98.3%	97.8%	97.4%	S
Trolley Square East & West	Richmond	VA	100%	328	170.3	89.9%	96.0%	93.9%	96.0%	92.7%	S
Trophy Chase I & II	Charlottesville	VA	100%	425	369.7	94.1%	93.6%	92.7%	94.8%	95.3%	S

TOTAL CONSOLIDATED	100			30,170	29,114.1	95.9%	96.2%	95.7%	96.0%	95.9%

2Q07	- 29 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing
Appendix

			%	Total
Property	Location		Own	Units	SF (000s)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
UNCONSOLIDATED PROPERTIES
Auberry at Twin Creeks	Dallas	TX	15%	216	214.4				80.0%	95.8%
Belterra	Fort Worth	TX	10%	288	278.3		82.3%	90.3%	94.1%	95.5%
Canyon Creek	Austin	TX	25%	336	349.0					LU
CG at Brentwood	Nashville	TN	25%	254	286.9	98.4%	95.3%	95.7%	97.6%	98.4%
CG at Huntcliff	Atlanta	GA	20%	358	364.6	96.4%	95.5%	96.9%	97.8%	92.5%
CG at Mountain Brook	Birmingham	AL	15%	392	392.7	95.9%	93.9%	96.7%	98.7%	99.5%
CG at Palma Sola	Sarasota	FL	25%	340	293.3	97.6%	97.4%	97.1%	95.6%	97.4%
CG at Research Park (Durham)	Raleigh	NC	20%	370	383.7	91.6%	86.5%	92.7%	93.8%	98.6%
Colony Woods	Birmingham	AL	10%	414	450.7	94.2%	95.9%	91.3%	90.8%	94.0%
Cunningham	Austin	TX	20%	280	257.3	97.9%	98.9%	98.6%	97.9%	94.6%
CV at Cary	Raleigh	NC	20%	319	400.1					98.7%
CV at Hendersonville	Nashville	TN	25%	364	341.8	97.8%	93.4%	96.2%	99.5%	96.4%
CV at Matthews	Charlotte	NC	25%	270	255.7	97.8%	98.1%	91.5%	93.0%	95.6%
CV at Rocky Ridge	Birmingham	AL	15%	226	258.9	92.5%	94.7%	95.6%	97.3%	97.3%
Fairmont at Fossil Creek	Fort Worth	TX	15%	240	223.3				92.1%	97.5%
Madison	Birmingham	AL	10%	276	249.3	96.7%	96.0%	93.5%	96.4%	97.8%
Meadows	Birmingham	AL	10%	400	465.6	93.8%	92.8%	93.3%	96.3%	96.5%
Park Crossing	Fairfield	CA	10%	200	209.9			LU	LU	89.5%
Stone Ridge	Columbia	SC	10%	191	199.2	81.2%	81.7%	92.1%	90.6%	94.2%
The Arbors at Windsor Lake	Columbia	SC	10%	228	216.2	98.2%	96.9%	94.3%	92.5%	89.9%
The Groves at Riverchase	Birmingham	AL	20%	345	344.6	95.9%	93.0%	93.3%	96.2%	93.3%

TOTAL UNCONSOLIDATED	21			6,307	6,435.6

UNCONSOLIDATED WTD FOR CLP % OWNED				1,086	1,102.1	95.9%	94.3%	94.9%	95.3%	96.1%

PROPERTIES SOLD
Arabian Trails	Phoenix	AZ	20%	384	347.2	98.2%	96.4%
Beacon Hill	Charlotte	NC	100%	349	256.1	94.0%	95.1%	94.6%
Cape Landing	Myrtle Beach	SC	100%	288	268.6	98.3%	96.5%	91.7%	95.5%
Casas Lindas	Tucson	AZ	24%	144	160.6	100.0%	97.2%
CG at Bayshore	Sarasota	FL	25%	376	374.2	97.1%	97.6%	93.1%
CG at Enclave	Atlanta	GA	100%	200	226.9	94.5%	97.0%	96.0%
CG at Galleria	Birmingham	AL	100%	1,080	1,205.7	97.3%	96.7%
CG at Natchez Trace	Jackson	MS	100%	328	342.8	98.5%	96.0%	94.8%	94.2%
CG at Promenade	Montgomery	AL	100%	384	478.2	88.8%	94.3%	92.2%
CG at Riverchase	Birmingham	AL	100%	468	745.8	97.0%	99.8%
CG at The Reservoir	Jackson	MS	100%	170	195.4	98.2%	99.4%	97.1%	98.2%
Clarion Crossing	Raleigh	NC	100%	260	227.1	93.5%	95.4%	97.7%
Colonial Del Rio	Tucson	AZ	24%	176	177.9	98.3%	93.2%
CV at Haverhill	San Antonio	TX	100%	322	325.1	97.5%	96.9%
CV at Poplar Place	Atlanta	GA	100%	324	299.7	96.9%	96.3%	89.5%
CV at Regency Place	Raleigh	NC	100%	180	156.9	95.6%	93.9%	95.0%
CV at Research Park	Huntsville	AL	100%	736	809.3	96.9%	97.3%
CV at Spring Lake	Atlanta	GA	100%	188	189.7	95.2%	96.3%	94.1%
CV at Timothy Woods	Athens	GA	100%	204	211.4	95.6%	91.2%	94.1%
Desert Lakes	Las Vegas	NV	24%	184	188.4	97.8%	95.1%
Fairway Crossing	Phoenix	AZ	24%	310	303.2	97.1%	92.9%
Hacienda Del Rio	Tucson	AZ	24%	248	152.5	98.0%	96.4%
La Entrada	Phoenix	AZ	20%	130	112.8	97.7%	97.7%
Mayflower Seaside	Norfolk	VA	100%	265	172.8	97.0%	94.0%	87.9%	95.1%
PH at Harbour View	Chattanooga	TN	0%	308	310.0
Merritt at Godley Station	Savannah	GA	35%	312	337.3	97.8%	98.7%	95.8%	95.2%
Pinacle Flamingo West	Las Vegas	NV	24%	324	320.4	96.3%	97.2%
Pinnacle at High Desert	Albuquerque	NM	24%	430	478.0	96.5%	95.3%
Pinnacle Estates	Albuquerque	NM	24%	294	313.4	95.2%	91.5%
Pinnacle Heights	Tucson	AZ	24%	310	339.4	98.4%	96.4%
Pinnacle High Resort	Albuquerque	NM	24%	301	322.8	96.3%	97.3%

2Q07	- 30 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing
Appendix

			%	Total
Property	Location		Own	Units	SF (000s)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
Posada Del Este	Phoenix	AZ	24%	148	128.9	94.6%	93.3%
Rivermont Apartments	Nashville	TN	0%	106	115.3
Springhill	Tucson	AZ	24%	224	175.5	98.2%	97.8%
Summit Place	Charleston	SC	0%	226	200.0
Talavera	Las Vegas	NV	24%	350	353.7	98.6%	98.0%
The Preserve at Godley Station	Savannah	GA	0%	220	239.2

TOTAL SOLD	37			11,251	11,562.4	96.3%	96.3%	93.5%	95.4%

THIRD-PARTY MANAGED PROPERTIES
Angel Park	Las Vegas	NV	0%	248	280.1
Courtney’s Bay	Las Vegas	NV	0%	180	171.6
Hawthorne Groves	Orlando	FL	0%	328	362.8
Hawthorne Village	Daytona Beach	FL	0%	378	414.0
Monte D’oro	Birmingham	AL	0%	200	295.8
Morgan Park	Phoenix	AZ	0%	428	289.9
PH Coursey Place	Baton Rouge	LA	0%	352	344.3
PH Rocky Ridge	Atlanta	GA	0%	300	347.3
Ventana Palms	Phoenix	AZ	0%	160	137.5

TOTAL MANAGED	9			2,574	2,643.4

Notes:

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

2Q07	- 31 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing
Appendix

		%	Total
Property	Location	Own	Units	SF (000s)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
SUMMARY
				Occupancies Weighted for CLP% Owned
Consolidated	100		30,170	29,114	95.9%	96.2%	95.7%	96.0%	95.9%
Unconsolidated	20		6,307	6,436	95.9%	94.3%	94.9%	95.3%	96.1%

Subtotal — Current Portfolio	120		36,477	35,550	95.9%	96.1%	95.7%	96.0%	95.9%

Managed	9		2,574	2,643

Total Owned/Managed	129		39,051	38,193	95.9%	96.1%	95.7%	96.0%	95.9%

Sold	37		11251	12	96.3%	96.3%	93.5%	95.4%

Occy Incl. Sold Assets	166		50,302	38,205	96.0%	96.2%	95.5%	96.0%	95.9%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	50		16,256	17,161	96.2%	95.9%	95.4%	95.6%	95.8%
Colonial Villages	47		13,310	12,115	96.4%	96.8%	96.2%	96.4%	96.4%
Other	23		6,911	6,273	94.0%	95.1%	95.2%	96.2%	94.6%

Total Division**	120		36,477	35,549	95.9%	96.1%	95.7%	96.0%	95.9%

Same-Property Occupancy
Same-Property Portfolio *	84		24,732	23,726	96.0%	96.3%	95.7%	96.4%	96.5%

Economic Occupancy

Same-Property Portfolio *	84		24,732	23,726	82.5%	83.6%	84.8%	83.8%	84.5%
Consolidated Assets	100		30,170	29,114
Unconsolidated Assets	19		6,307	6,436
Total Division	120		36,477	35,550	80.4%	80.4%	80.0%	82.7%	82.8%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

**	Lease-up or development properties are not included in occupancies for Subtotals or Summary Categories.

2Q07	- 32 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing
Appendix

			%
Property	Location		Own	SF - 000s (1)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL		37.4	97.1%	97.1%	97.1%	97.1%	97.1%	S

TOTAL CONSOLIDATED	1			37.4	97.1%	97.1%	97.1%	97.1%	97.1%

UNCONSOLIDATED PROPERTIES
901 Maitland (3)	Orlando	FL	15%	155.7					77.3%
Atlanta Chamblee (2)	Atlanta	GA	15%	1,132.9	94.3%	94.7%	95.1%	94.4%	94.8%
Atlanta Perimeter (2)	Atlanta	GA	15%	182.0	86.8%	85.3%	86.7%	88.8%	88.8%
Atlantic Center Plaza (2)	Atlanta	GA	15%	499.6	90.2%	92.1%	91.1%	91.8%	94.2%
Baymeadows Way (2)	Jacksonville	FL	15%	224.3	100.0%	100.0%	100.0%	100.0%	100.0%
Broward Financial Center (2)	Ft.Lauderdale	FL	15%	325.5	77.7%	78.4%	79.8%	80.1%	79.6%
Charlotte University (2)	Charlotte	NC	15%	183.0	90.9%	87.2%	87.2%	87.2%	87.2%
Colonial Center at TownPark (3)	Orlando	FL	15%	657.8					98.7%
Colonial Center at Bayside (3)	Tampa	FL	15%	212.9					98.8%
Colonal Center at Colonnade (3)	Birmingham	AL	15%	419.4					99.7%
Colonial Center Blue Lake (3)	Birmingham	AL	15%	166.6					99.2%
Colonial Center Heathrow (3)	Orlando	FL	15%	922.3					85.9%
Colonial Center Lakeside (3)	Huntsville	AL	15%	122.2					81.1%
Colonial Center Mansell Overlook	Atlanta	GA	15%	652.9	99.8%	95.1%	94.7%	95.6%	99.8%
Colonial Center Research Park (3)	Huntsville	AL	15%	133.8					95.5%
Colonial Center Research Place (3)	Huntsville	AL	15%	272.6					100.0%
Colonial Place I and II (3)	Tampa	FL		371.5					96.4%
Colonial Plaza (3)	Birmingham	AL		170.9					84.7%
Colonial TownPark Office — Lifestyle (3)	Orlando	FL		38.0					100.0%
Concourse Center (3)	Tampa	FL		294.4					98.6%
Decoverly (2)	Rockville	MD	15%	155.1	98.8%	62.3%	62.3%	69.9%	79.6%
DRS Building (3)	Huntsville	AL		215.5					100.0%
Esplanade (3)	Charlotte	NC		202.8					81.7%
Germantown Center (2)	Memphis	TN	15%	531.7	84.8%	84.7%	85.8%	84.6%	87.7%
Independence Plaza (3)	Birmingham	AL		106.2					90.7%
International Park (3)	Birmingham	AL		211.0					99.3%
Jacksonville Baymeadows (2)	Jacksonville	FL	15%	751.3	96.6%	93.7%	92.2%	80.5%	82.8%
Jacksonville JTB (2)	Jacksonville	FL	15%	416.8	93.0%	93.0%	93.0%	100.0%	100.0%
Lakeside & Shoppes at Mansell	Atlanta	GA	15%	35.7	92.7%	92.7%	89.1%	92.7%	92.7%
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%
Las Olas Centre (2)	Ft.Lauderdale	FL	15%	469.2	82.0%	84.5%	82.9%	76.5%	82.8%
McGinnis Park (2)	Atlanta	GA	15%	202.2	58.6%	66.1%	67.2%	64.1%	64.3%
Northrop Grumman Building (3)	Huntsville	AL		110.3					100.0%
Orlando Central (2)	Orlando	FL	15%	616.9	83.8%	84.0%	85.0%	85.3%	85.0%
Orlando Lake Mary (2)	Orlando	FL	15%	304.3	84.9%	91.0%	91.4%	88.2%	88.2%
Orlando University (2)	Orlando	FL	15%	384.9	90.7%	85.0%	90.2%	90.3%	91.3%
The Peachtree (3)	Atlanta	GA		316.6					91.7%
Perimeter Corporate Park (3)	Huntsville	AL		234.8					88.4%
Post Oak (2)	Houston	TX	15%	1,196.2	92.9%	93.5%	95.7%	95.0%	96.0%
Progress Center (3)	Huntsville	AL		222.0					98.8%
Ravinia 3 (2)	Atlanta	GA	15%	802.0	75.0%	75.4%	76.7%	77.6%	77.5%
Regions Bank Center (3)	Huntsville	AL		154.5					93.2%
Research Park Office Center (3)	Huntsville	AL		236.5					96.6%
Research Park Plaza III and IV (3)	Austin	TX		357.7					100.0%
Riverchase Center (3)	Birmingham	AL		306.1					78.3%
Signature Place (2)	Dallas	TX	15%	437.3	72.9%	80.0%	77.2%	77.9%	77.3%
Westchase (2)	Houston	TX	15%	184.3	96.3%	96.3%	96.3%	96.3%	96.3%

TOTAL UNCONSOLIDATED	47			16,330.0

UNCONSOLIDATED WTD FOR CLP % OWNED				2,455.0	88.4%	88.1%	88.5%	87.6%	90.7%

2Q07	- 33 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing
Appendix

			%
Property	Location		Own	SF - 000s (1)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
SOLD — LAST 5 QTRS
901 Maitland (3)	Orlando	FL		155.7	66.1%	66.1%	66.1%	78.5%
Charlotte Vanguard (2)	Charlotte	NC	15%	527.5	72.8%
Colonial Bank Centre	Miami	FL		235.5	91.7%
Colonial Center at TownPark (3)	Orlando	FL		657.8	99.6%	86.0%	96.3%	98.7%
Colonial Center at Bayside (3)	Tampa	FL		212.9	70.6%	82.8%	98.2%	98.2%
Colonal Center at Colonnade (3)	Birmingham	AL		419.4	97.7%	99.0%	99.5%	99.7%
Colonial Center Blue Lake (3)	Birmingham	AL		166.7	99.1%	99.9%	99.9%	98.6%
Colonial Center Heathrow (3)	Orlando	FL		922.3	90.3%	90.6%	90.1%	84.7%
Colonial Center Heathrow 500	Orlando	FL		75.9	100.0%	100.0%
Colonial Center Lakeside (3)	Huntsville	AL		122.2	97.4%	95.8%	98.4%	83.1%
Colonial Center Research Park (3)	Huntsville	AL		133.6	93.7%	97.7%	100.0%	77.7%
Colonial Center Research Place (3)	Huntsville	AL		272.6	98.0%	98.0%	98.0%	98.0%
Colonial Place I and II (3)	Tampa	FL		370.7	96.1%	96.1%	97.3%	86.8%
Colonial Plaza (3)	Birmingham	AL		170.9	96.3%	96.3%	96.3%	99.8%
Colonial TownPark Office — Lifestyle (3)	Orlando	FL		33.4	100.0%	100.0%	100.0%	100.0%
Concourse Center (3)	Tampa	FL		294.4	97.6%	98.4%	98.5%	99.6%
DRS Building (3)	Huntsville	AL		215.5	100.0%	100.0%	100.0%	100.0%
Esplanade (3)	Charlotte	NC		202.8	65.3%	67.7%	76.3%	78.0%
Independence Plaza (3)	Birmingham	AL		106.2	99.7%	99.7%	99.3%	90.1%
International Park (3)	Birmingham	AL		211.0	99.3%	99.3%	99.3%	99.3%
Interstate Park	Montgomery	AL		227.0	91.4%	95.5%
Northrop Grumman Building (3)	Huntsville	AL		110.0				100.0%
The Peachtree (3)	Atlanta	GA		316.6	83.0%	88.8%	88.9%	91.3%
Perimeter Corporate Park (3)	Huntsville	AL		234.8	94.9%	96.8%	100.0%	94.0%
Progress Center (3)	Huntsville	AL		222.0	100.0%	97.7%	98.8%	98.8%
Regions Bank Center (3)	Huntsville	AL		154.5	95.4%	95.8%	94.6%	92.7%
Research Park Office Center (3)	Huntsville	AL		236.5	95.3%	100.0%	100.0%	96.6%
Research Park Plaza III and IV (3)	Austin	TX		357.7	100.0%	100.0%	100.0%	100.0%
Riverchase Center (3)	Birmingham	AL		306.1	79.7%	82.1%	82.1%	79.1%
St.Petersburg Center (2)	Tampa	FL	15%	675.5	88.4%	89.5%	90.0%
Tallahassee Center (2)	Tallahassee	FL	15%	836.4	85.3%	92.7%
Tollway Crossing (2)	Dallas	TX	15%	152.2	100.0%	75.3%

TOTAL SOLD	32			9,336.2	92.1%	92.5%	94.5%	92.7%

THIRD-PARTY MANAGED PROPERTIES
International Park 2000	Birmingham	AL	0%	129.5
Mansell 400 Business Park	Atlanta	GA	0%	188.5
Colonial Center Heathrow 500	Orlando	FL	0%	75.9

TOTAL MANAGED	3			393.8

(1)	Square footage includes the Company’s weighted square footage for unconsolidated properties. Total square footage not weighted is equal to 16,367.4 square feet.

(2)	DRA/CRT JV Property

(3)	DRA/CLP JV Property

2Q07	- 34 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing
Appendix

		%
Property	Location	Own	SF - 000s (1)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
SUMMARY
			Occupancies Weighted for CLP% Owned
Consolidated	1		37.4	97.1%	97.1%	97.1%	97.1%	97.1%
Unconsolidated	47		16,330.0	88.4%	88.1%	88.5%	87.6%	90.7%

Subtotal — Current Portfolio	48		16,367.4	88.6%	88.3%	88.7%	87.9%	90.8%

Managed	3		393.8

Total Owned & Managed	51		16,761.2

Occupancy Total Including Sold Assets				91.5%	91.8%	93.4%	91.8%	90.8%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	43		15,658.0	88.3%	88.0%	88.4%	87.5%	90.7%
Central Business District	5		709.4	97.7%	97.7%	97.7%	97.7%	92.7%

Total Division	48		16,367.4	88.6%	88.3%	88.7%	87.9%	90.8%

Same-Property Occupancy
Same-Property Portfolio *	1		37.4	97.1%	97.1%	97.1%	97.1%	97.1%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

2Q07	- 35 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing
Appendix

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
CONSOLIDATED PROPERTIES
Britt David Shopping Ctr	Columbus	GA		102.6	—	102.6	96.4%	96.4%	96.4%	96.4%	96.4%	S
Brookwood Village Ctr	Birmingham	AL		25.5	—	25.5	86.9%	100.0%	100.0%	100.0%	100.0%
CM Decatur	Huntsville	AL		576.1	80.9	495.2	87.6%	87.5%	87.6%	85.7%	85.8%	S
CM Lakeshore	Gainesville	GA		518.3	—	518.3	91.7%	93.1%	93.6%	92.8%	93.2%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.1	93.4%	94.5%	94.5%	96.8%	96.8%	S
CM Staunton	Staunton	VA		424.0	—	424.0	90.1%	86.9%	92.5%	92.2%	93.2%	S
Colonial Brookwood Village	Birmingham	AL		604.0	232.0	372.1	95.6%	96.0%	96.6%	94.0%	94.1%	S
CP Alabaster II	Birmingham	AL		2.2		2.2					LU
CP Craft Farms	Gulf Shores	AL		115.2	—	115.2	LU	LU	LU	LU	LU
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	66.3%	66.3%	84.5%	84.5%	84.5%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	97.9%	97.9%	96.0%	96.0%	96.0%	S
CP Tutwiler II	Birmingham	AL		30.0		30.0				LU	LU
CP Winter Haven	Orlando	FL		161.6	—	161.6	90.4%	91.1%	92.0%	92.0%	92.0%	S
CS Bellwood	Montgomery	AL		87.5	—	87.5	88.5%	90.1%	94.2%	95.1%	95.1%	S
CS McGehee	Montgomery	AL		98.3	—	98.3	81.2%	81.2%	82.6%	43.3%	49.4%	S
CS Quaker Village	Greensboro	NC		101.9	—	101.9	86.3%	95.4%	95.4%	91.6%	96.2%	S
Olde Town Shopping Ctr	Montgomery	AL		38.7	—	38.7	65.0%	77.7%	77.7%	77.7%	77.7%	S
Village on the Parkway	Dallas	TX	90%	380.5	—	380.5	91.5%	90.2%	88.0%	89.5%	89.5%	S

TOTAL CONSOLIDATED	18			3,892.2	516.5	3,375.7	89.2%	89.9%	91.6%	89.7%	90.3%

UNCONSOLIDATED PROPERTIES
CM Bel Air (1)	Mobile	AL	10%	1,334.5	334.0	1,000.5	97.1%	97.7%	99.1%	99.2%	98.7%
CM Glynn Place (1)	Brunswick	GA	10%	503.9	225.6	278.3	88.1%	90.9%	92.2%	90.6%	90.5%
CM Greenville (1)	Greenville	NC	10%	450.8	46.1	404.8	95.3%	95.3%	95.5%	95.5%	95.5%
CM Myrtle Beach (1)	Myrtle Beach	SC	10%	524.1	—	524.1	92.6%	92.4%	93.1%	92.7%	91.8%
CM Valdosta (1)	Valdosta	GA	10%	536.3	93.7	442.5	94.8%	95.1%	94.5%	88.8%	88.7%
Colonial University Village (1)	Auburn	AL	10%	526.7	124.7	402.0	86.2%	86.7%	87.6%	88.6%	90.1%
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.9	97.2%	97.1%	95.2%	94.1%	95.2%
CP Madison	Huntsville	AL	25%	110.7	—	110.7	98.6%	98.6%	97.1%	97.1%	98.6%
CP Turkey Creek	Knoxville	TN	50%	477.1	—	477.1	LU	88.0%	95.0%	94.8%	95.2%
CP Alabaster (2)	Birmingham	AL	15%	218.7	—	218.7					92.7%
CP Beechwood (2)	Athens	GA	15%	350.1	—	350.1					97.4%
CP Burnt Store (2)	Punta Gorda	FL	15%	95.0	—	95.0					96.5%
CP Hunter’s Creek (2)	Orlando	FL	15%	227.5	—	227.5					100.0%
CP Lakewood (2)	Jacksonville	FL	15%	194.5	—	194.5					97.1%
CP Northdale (2)	Tampa	FL	15%	230.9	55.0	175.9					95.2%
CP TownPark (3)	Orlando	FL	15%	199.2	—	199.2					95.7%
Colonial Shops Colonnade (3)	Birmingham	AL	15%	125.5	—	125.5					98.3%
CP Trussville (2)	Birmingham	AL	15%	388.3	—	388.3					99.6%
CP Trussville II (2)	Birmingham	AL	15%	282.7	224.5	58.2					91.8%
CS Clay (2)	Birmingham	AL	15%	66.2	—	66.2					92.9%
Kingwood Commons (2)	Houston	TX	15%	164.4	—	164.4					86.9%
CP at Portofino (2)	Houston	TX	15%	372.5	—	372.5					89.1%
Parkway Place	Huntsville	AL	45%	635.7	348.2	287.6	79.0%	81.0%	81.0%	80.8%	84.3%

TOTAL UNCONSOLIDATED	23			8,395.9	1,667.5	6,728.5	92.6%	92.6%	93.9%	93.2%	94.1%

UNCONSOLIDATED WTD FOR CLP % OWNED				1,415.3	302.6	1,112.7	89.9%	89.9%	92.5%	92.0%	93.6%

2Q07	- 36 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing
Appendix

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
SOLD — LAST 5 QTRS
CP Tutwiler Farm (4)	Birmingham	AL		514.1	174.0	340.1	99.4%	100.0%
CP Tutwiler Farm II (4)	Birmingham	AL		444.9	197.0	247.9
CP Boulevard Square (5)	Pembroke Pines	FL	10%	220.7	—	220.7	100.0%	100.0%
CP Deerfield (5)	Deerfield Beach	FL	10%	378.7	—	378.7	98.5%	97.2%
CS College Parkway (5)	Ft. Myers	FL	10%	78.9	—	78.9	100.0%	100.0%
CS Pines Plaza (5)	Pembroke Pines	FL	10%	68.2	—	68.2	100.0%	100.0%
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	100.0%	100.0%	100.0%
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	92.2%	92.2%	93.9%
CP Wekiva	Orlando	FL		208.6	—	208.6	91.5%	90.6%	93.6%	96.8%
CS Bear Lake	Orlando	FL		131.3	—	131.3	88.8%	89.2%	92.1%	91.3%
CP Alabaster (2)	Birmingham	AL		218.7	—	218.7	97.1%	93.2%	92.7%	92.7%
CP Beechwood (2)	Athens	GA		350.1	—	350.1	99.5%	99.5%	99.5%	100.0%
CP Burnt Store (2)	Punta Gorda	FL		95.0	—	95.0	98.9%	98.9%	98.9%	98.9%
CP Hunter’s Creek (2)	Orlando	FL		227.5	—	227.5	100.0%	99.1%	99.1%	99.1%
CP Lakewood (2)	Jacksonville	FL		194.5	—	194.5	84.6%	92.2%	91.6%	91.9%
CP Northdale (2)	Tampa	FL		230.9	55.0	175.9	95.2%	95.2%	93.8%	93.8%
CP TownPark (3)	Orlando	FL		199.2	—	199.2	93.0%	96.6%	95.1%	95.7%
Colonial Shops Colonnade (3)	Birmingham	AL		125.5	—	125.5	93.4%	94.1%	94.1%	96.6%
CP Trussville (2)	Birmingham	AL		388.3	—	388.3	100.0%	100.0%	99.6%	99.6%
CP Trussville II (2)	Birmingham	AL		282.7	224.5	58.2	100.0%	97.9%	95.2%	97.9%
CS Clay (2)	Birmingham	AL		66.2	—	66.2	94.2%	95.8%	95.8%	95.8%
Kingwood Commons (2)	Houston	TX		164.4	—	164.4	87.5%	87.5%	89.1%	86.9%
CP at Portofino (2)	Houston	TX		372.5	—	372.5	84.5%	85.3%	87.3%	89.0%

TOTAL SOLD	23			5,125.2	650.5	4,474.7	92.1%	95.0%	94.7%	95.1%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL		5.5
Hoover Commons	Birmingham	AL		196.8
Bear Lake	Orlando	FL		131.3
CP Boulevard Square	Pembroke Pines	FL		220.7
CP Deerfield	Deerfield Beach	FL		378.7
CS College Parkway	Ft. Myers	FL		78.9
CS Pines Plaza	Pembroke Pines	FL		68.2

TOTAL MANAGED	7			1,080.1	—	—

(1)	GPT Property.

(2)	OZRE Property.

(3)	DRA/CLP Property.

(4)	Colonial sold two open air centers to the GPT Group and Babcock & Brown in 4Q06.

(5)	Colonial sold a 90% interest to The Cornfeld Group and retained a 10% interest in these four strip centers in 1Q06 and then sold the remaining 10% interest to The Cornfeld Group in 4Q06. Colonial will continue to manage and lease these properties.

2Q07	- 37 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing
Appendix

		%	Total	Anchor	CLP
Property	Location	Own	SF (000s)	Owned	SF (000s)	2Q06	3Q06	4Q06	1Q07	2Q07	S-P
SUMMARY
					Occupancies Weighted for CLP% Owned
Consolidated	18		3,892.2	516.5	3,375.7	89.2%	89.9%	91.6%	89.7%	90.3%
Unconsolidated	23		8,395.9	1,667.5	6,728.5	89.9%	89.9%	92.5%	92.0%	93.6%

Subtotal — Current Portfolio	41		12,288.2	2,184.0	10,104.2	89.3%	89.6%	91.8%	90.1%	91.1%

					Occupancies Not Weighted for CLP% Owned
Consolidated	18		3,892.2	516.5	3,375.7	89.2%	89.9%	91.6%	89.7%	90.3%
Unconsolidated	23		8,395.9	1,667.5	6,728.5	92.6%	92.6%	93.9%	93.2%	94.1%

Subtotal — Current Portfolio	41		12,288.2	2,184.0	10,104.2	91.0%	91.1%	92.9%	91.7%	92.9%

Managed	7		1,080.1	—	—

Total Owned & Managed	48		13,368.2	2,184.0	10,104.2

					Occupancies Weighted for CLP% Owned
Sold	23		5,125.2	650.5	4,474.7	92.1%	95.0%	94.7%	95.1%

Consolidated w/ Sold Assets						90.6%	92.5%	93.1%	92.3%	90.3%

Unconsolidated w/ Sold Assets						91.2%	90.7%	92.5%	92.0%	93.6%

Total Including Sold Assets						90.7%	92.3%	93.1%	92.3%	91.1%

Same-Property Occupancy					Occupancies Weighted for CLP% Owned
Same-Property Portfolio *	14		3,719.4	516.5	3,202.9	89.3%	89.7%	91.4%	89.6%	90.2%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

2Q07	- 38 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
Appendix
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec'd Debt	Equity Invest
CMS Joint Venture I
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%	$2,955	$469

CMS Joint Venture II
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%	1,669	(363)

CMS Joint Venture III
Colonial Village at Palma Sola	Sarasota	FL	Multifamily	340	25%	5,825	(231)

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				618		8,363	1,130

DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,115	2,286

DRA
The Grove at Riverchase	Birmingham	AL	Multifamily	345	20%	3,850	1,500
Cunningham	Austin	TX	Multifamily	280	20%	2,800	1,008
Colonial Village at Cary	Raleigh	NC	Multifamily	319	20%	4,320	2,153

				944		10,970	4,661

Other
Colonial Grand at Research Park	Raleigh	NC	Multifamily	370	20%	4,690	1,234
Colonial Grand at Huntcliff	Atlanta	GA	Multifamily	358	20%	5,200	2,211
Colonial Grand at Canyon Creek (Development)	Austin	TX	Multifamily	336	25%	6,321	1,294
Regents Park (Development)	Atlanta	GA	Multifamily	23	40%	—	6,366
Colonial Village at Matthews	Charlotte	NC	Multifamily	270	25%	3,675	1,003
Colonial Grand at Traditions	Gulf Shores	AL	Multifamily	324	35%	—	2,748
Belterra	Fort Worth	TX	Multifamily	288	10%	2,000	861
Arbors at Windsor Lake	Columbia	SC	Multifamily	228	10%	892	581
Stone Ridge	Columbia	SC	Multifamily	191	10%	500	459
Park Crossing	Fairfield	CA	Multifamily	200	10%	2,588	894
Fairmont at Fossil Creek	Fort Worth	TX	Multifamily	240	15%	2,573	660
Auberry at Twin Creeks	Allen	TX	Multifamily	216	15%	2,550	792

				3,044		30,989	19,103

Total Multifamily				6,654		64,886	27,055

Land Title Building	Birmingham	AL	Office	32	33%	394	56
Colonial Center Mansell JV	Atlanta	GA	Office	688	15%	13,903	1,844
DRA/CRT (1)			Office	8,999	15%	162,285	33,657
DRA/CLP (2)			Office	6,931	15%	90,484	32,281

Total Office				16,650		267,066	67,838

2Q07	- 39 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
Appendix
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY — CONTINUED

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec'd Debt	Equity Invest
GPT
Colonial Mall Bel Air	Mobile	AL	Retail	1,334	10%
Colonial Mall Glynn Place	Brunswick	GA	Retail	504	10%
Colonial Mall Greenville	Greenville	NC	Retail	451	10%
Colonial Mall Myrtle Beach	Mrytle Beach	SC	Retail	524	10%
Colonial Mall Valdosta	Valdosta	GA	Retail	536	10%
Colonial University Village	Auburn	AL	Retail	527	10%

				3,876		32,300	(4,419	)(3)

Other
Parkway Place	Huntsville	AL	Retail	636	45%	26,368	10,676
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%	—	2,280
Colonial Promenade Hoover	Birmingham	AL	Retail	381	10%	1,676	65
Colonial Promenade Smyrna (Development)	Smyrna	TN	Retail	—	50%	7,423	2,353
Pinnacle at Turkey Creek	Knoxville	TN	Retail	477	50%	32,500	7,857

				1,604		67,967	23,231

OZRE (4)			Retail	2,591	15%	28,823	8,279

Total Retail				8,071		129,090	27,091

Other Unconsolidated Investments						—	1,324

Total Investments in Unconsolidated Subsidiaries						$461,042	$123,308

(1)	As of June 30, 2007, this joint venture included 19 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(2)	As of June 30, 2007, this joint venture included 24 office properties and 2 retail properties located in Birmingham and Huntsville, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(3)	Amount includes the value of Colonial’s investment in the Joint Venture of approximately $5.8 million, offset by the excess basis difference of approximately $10.2 million, which will be amortized over the weighted average life of the investment.

(4)	As of June 30, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

2Q07	- 40 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms
Appendix

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

2Q07	- 41 -	NYSE: CLP